UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2012

Annual Repor t

Western Asset

Core Plus Bond

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Core Plus Bond Fund

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration which is expected to range within 30% of the average duration of the domestic bond market as a whole.

Fund name change

Prior to May 1, 2012, the Fund was known as Western Asset Core Plus Bond Portfolio. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Core Plus Bond Fund for the twelve-month reporting period ended December 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

January 31, 2013

Western Asset Core Plus Bond Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2012, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s initial estimate showed that fourth quarter GDP contracted 0.1%. This was the first negative reading since the second quarter of 2009, and was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 7.9% in October, before falling to 7.8% in November, where it remained in December. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 39% of the 12.2 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), while existing-home sales dipped 1.0% on a seasonally adjusted basis in December 2012 versus the previous month, they were still 12.8% higher than in December 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,800 in December 2012, up 11.5% from December 2011. This marked the tenth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 8.5% in December, which represents a 4.4 month supply at the current sales pace. This represents the lowest inventory since May 2005.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded in December, with the PMI increasing to 50.7.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves

IV	Western Asset Core Plus Bond Fund

Investment commentary (cont’d)

purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Core Plus Bond Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed-income securities of any maturity, the Fund will normally maintain a dollar weighted average effective durationii within 30% of the average duration of the domestic bond market as a whole as estimated by Western Asset Management Company (“Western Asset”), the Fund’s subadviser. (Generally, this range is 2.5 to seven years.)

The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities. Up to 20% of the Fund’s net assets may be invested in debt securities that are not rated Baa or BBB or above at the time of purchase by one or more nationally recognized statistical rating organizations or, if unrated, securities that we determine to be of comparable quality at the time of purchase. These securities are known as “high-yield securities” or “junk bonds.” The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

In particular, the Fund may use interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), futures contracts and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) overcame several periods of heightened risk aversion and outperformed equal-duration Treasuries over the twelve months ended December 31, 2012. To a great extent, demand for the spread sectors was robust during the first two months of the reporting period. This was due to several factors, including signs that the U.S. economy was gathering momentum and some progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to flights to quality during portions of March, April and May 2012. The spread sectors then generally rallied over the last seven months of the period as investor sentiment was largely positive.

Short-term U.S. Treasury yields fluctuated in 2012, but ended the year where they began. In contrast, 10-year Treasury yields fell from 1.89% to 1.78% during the twelve months ended December 31, 2012. When the period began, two-year Treasury yields were 0.25%. They moved as low as 0.21% on January 17, 2012 and as high as 0.41% on March 20, 2012. Ten-year Treasury yields were 1.89% at the beginning of the

2	Western Asset Core Plus Bond Fund 2012 Annual Report

Fund overview (cont’d)

period and peaked at 2.39% on March 19, 2012. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then moved higher due to some positive developments in Europe and additional Federal Reserve Board (“Fed”)iii actions to stimulate the economy. When the reporting period ended on December 31, 2012, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.78%.

All told, the Barclays U.S. Aggregate Indexiv returned 4.22% for the twelve months ended December 31, 2012. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced superior results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv gained 15.78%. The emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi, returned 18.54% over the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. Given the strong performance in the spread sectors, we moved to reduce the Fund’s overall risk exposure in the fall. This included increasing the Fund’s allocation to U.S. Treasuries and paring its exposures to agency and non-agency mortgage-backed securities (“MBS”), investment grade Financials and Treasury Inflation-Protected Securities (“TIPS”). Elsewhere, we increased the Fund’s allocation to certain investment grade Industrials, as we found them to be attractively valued.

The Fund used U.S. Treasury futures and options, Eurodollar futures and options, and interest rate swaps and swaptions to manage our duration and yield curvevii exposure. The use of these instruments detracted from performance. Total return swaps, which were used to gain exposure to specific portions of the fixed-income market, did not meaningfully impact results. Euro-bund and Euro-bobl futures were utilized in relative value trading against the U.S. They had a minimal impact on performance. Credit default swaps on individual securities and on credit indices, used to manage and hedge our credit exposure, had a slightly negative impact on performance. Index credit default swaps on commercial mortgage-backed security (“CMBS”), were used to manage our exposure to CMBS. They did not meaningfully impact results during the period. Finally, we used currency forwards to manage our foreign currency exposure. They added to performance during the period.

Performance review

For the twelve months ended December 31, 2012, Class I shares of Western Asset Core Plus Bond Fund returned 8.44%. The Fund’s unmanaged benchmark, the Barclays U.S. Aggregate Index, returned 4.22% for the same period. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 6.81% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 596 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset Core Plus Bond Fund 2012 Annual Report	3

Performance Snapshot as of December 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Core Plus Bond Fund:
Class A	3.58%	N/A
Class C	3.28%	N/A
Class FI	3.58%	8.25%
Class R	3.32%	N/A
Class I	3.73%	8.44%
Class IS	3.74%	8.57%
Barclays U.S. Aggregate Index	1.80%	4.22%
Lipper Intermediate Investment Grade Debt Funds Category Average[1]	3.20%	6.81%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2012 for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.90%, 1.14%, 1.94%, 1.53%, 2.25% and 2.25%, respectively. Absent fee waivers and/or expense reimbursements, the 30- Day SEC Yields for Class R shares were 1.01%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Performance of Class A, Class C and Class R shares for the twelve-month period are not shown because these share classes commenced operations on April 30, 2012. Performance of Class C1 shares is not shown because this share classes commenced operations on October 4, 2012.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated October 4, 2012, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 0.83%, 1.58%, 0.78%, 1.13%, 0.45% and 0.43%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our overweight to non-agency mortgage-backed securities (‘MBS”). The sector was supported by continued signs of improvement in the housing market and positive supply/demand technicals.

Overweights to investment grade and high-yield corporate bonds were also rewarded, as spreads narrowed given generally strong investor demand. In particular, the portfolio’s investment grade holdings in the Financials sector, such as overweights in Bank of America, General Electric Capital Corp., Goldman Sachs and Citigroup were beneficial for results. Individual high-yield bond standouts were Energy Future Holding Co., Sprint-Nextel Corp. and First Data Corp.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 624 funds for the six-month period and among the 596 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Western Asset Core Plus Bond Fund 2012 Annual Report

Fund overview (cont’d)

Elsewhere, overweights to agency MBS and emerging market debt were beneficial for results as they outperformed the benchmark.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its yield curve positioning. In particular, having an overweight to the long end of the curve was not beneficial as the curve steepened during the period. Having an underweight to CMBS was a slight drag on results as the sector outperformed the Barclays U.S. Aggregate Index given generally robust investor demand.

Several individual investment grade bond holdings detracted from results, including our overweights in Delhaize Group and Schlumberger Norge. Within the high-yield sector, overweights in LyondellBasell Industries NV, Frac Tech International LLC and Arch Coal, Inc. were detrimental for results.

Thank you for your investment in Western Asset Core Plus Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 22, 2013

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. Investments in asset-backed and mortgage-backed securities involve additional risks, including prepayment and extension risks. Non-U.S. investments are subject to currency fluctuations and social, economic and political risks. These risks are magnified in emerging markets. The Fund may use derivatives, such as options, futures and swaps, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 54 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2012 were: Corporate Bonds & Notes (32.0%), Mortgage-Backed Securities (20.8%), U.S. Government & Agency Obligations (19.1%), Collateralized Mortgage Obligations (14.6%) and Asset-Backed Securities (2.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Core Plus Bond Fund 2012 Annual Report	5

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset Core Plus Bond Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2012 and December 31, 2011 and does not include derivatives such as futures contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Core Plus Bond Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2012 and held for the six months ended December 31, 2012, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A3	3.58%	$1,000.00	$1,035.80	0.81%	$4.15	Class A	5.00%	$1,000.00	$1,021.06	0.81%	$4.12
Class C3	3.28	1,000.00	1,032.80	1.48	7.56	Class C	5.00	1,000.00	1,017.70	1.48	7.51
Class C1[4],5	0.47	1,000.00	1,004.70	1.26	3.04	Class C1	5.00	1,000.00	1,018.80	1.26	6.39
Class FI3	3.58	1,000.00	1,035.80	0.74	3.79	Class FI	5.00	1,000.00	1,021.42	0.74	3.76
Class R3	3.32	1,000.00	1,033.20	1.02	5.21	Class R	5.00	1,000.00	1,020.01	1.02	5.18
Class I3	3.73	1,000.00	1,037.30	0.46	2.36	Class I	5.00	1,000.00	1,022.82	0.46	2.34
Class IS3	3.74	1,000.00	1,037.40	0.43	2.20	Class IS	5.00	1,000.00	1,022.97	0.43	2.19

[1]	For the six months ended December 31, 2012, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

[4]	For the period October 4, 2012 (commencement of operations) to December 31, 2012.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (88), then divided by 366.

8	Western Asset Core Plus Bond Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class C†	Class C1†	Class FI	Class R†	Class I	Class IS
Twelve Months Ended 12/31/12	N/A	N/A	N/A	8.25%	N/A	8.44%	8.57%
Five Years Ended 12/31/12	N/A	N/A	N/A	7.82	N/A	8.09	N/A
Ten Years Ended 12/31/12	N/A	N/A	N/A	6.61	N/A	6.88	N/A
Inception* through 12/31/12	4.88%	4.45%	0.47%	6.72	4.57%	7.01	10.65

With sales charges[2]	Class A†	Class C†	Class C1†	Class FI	Class R†	Class I	Class IS
Twelve Months Ended 12/31/12	N/A	N/A	N/A	8.25%	N/A	8.44%	8.57%
Five Years Ended 12/31/12	N/A	N/A	N/A	7.82	N/A	8.09	N/A
Ten Years Ended 12/31/12	N/A	N/A	N/A	6.61	N/A	6.88	N/A
Inception* through 12/31/12	0.45%	3.45%	-0.53%	6.72	4.57%	7.01	10.65

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 12/31/12)	4.88%
Class C (Inception date of 4/30/12 through 12/31/12)	4.45
Class C1 (Inception date of 10/4/12 through 12/31/12)	0.47
Class FI (12/31/02 through 12/31/12)	89.60
Class R (Inception date of 4/30/12 through 12/31/12)	4.57
Class I (12/31/02 through 12/31/12)	94.58
Class IS (Inception date of 8/4/08 through 12/31/12)	56.26

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, FI, R, I and IS shares are April 30, 2012, April 30, 2012, October 4, 2012, January 8, 2002, April 30, 2012, July 8, 1998 and August 4, 2008, respectively.

Western Asset Core Plus Bond Fund 2012 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Western Asset Core Plus Bond Fund vs. Barclays U.S. Aggregate Index† — August 4, 2008 - December 2012

Value of $1,000,000 invested in

Class I and FI Shares of Western Asset Core Plus Bond Fund vs. Barclays U.S. Aggregate Index† — December 2002 - December 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS, I and FI shares of Western Asset Core Plus Bond Fund on August 4, 2008 (commencement of operations), December 31, 2002 and December 31, 2002, respectively, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2012. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class IS, I and FI shares performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	Western Asset Core Plus Bond Fund 2012 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Core Plus	— Western Asset Core Plus Bond Fund

Western Asset Core Plus Bond Fund 2012 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — December 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Core Plus	— Western Asset Core Plus Bond Fund

12	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 32.0%
Consumer Discretionary — 2.7%
Automobiles — 0.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	7,210,000	$7,931,000
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	9,970,000	10,027,876	(a)
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	10,450,000	10,857,676	(a)
DaimlerChrysler North America Holding Corp., Notes	6.500%	11/15/13	1,390,000	1,459,136
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	330,000	405,075
Ford Motor Credit Co., LLC, Senior Notes	5.000%	5/15/18	5,300,000	5,848,211
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,100,000	1,409,515
Ford Motor Credit Co., LLC, Senior Notes	5.750%	2/1/21	4,010,000	4,616,817
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	3,560,000	4,145,755
Ford Motor Credit Co., LLC, Senior Notes	4.250%	9/20/22	1,190,000	1,258,288
Hyundai Capital America, Senior Notes	2.125%	10/2/17	3,670,000	3,696,277	(a)
Total Automobiles				51,655,626
Diversified Consumer Services — 0.1%
Service Corp. International, Senior Notes	7.625%	10/1/18	24,000	28,560
Service Corp. International, Senior Notes	7.500%	4/1/27	5,458,000	5,867,350
Total Diversified Consumer Services				5,895,910
Hotels, Restaurants & Leisure — 0.1%
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	2,320,000	2,482,400
Marriott International Inc.	5.810%	11/10/15	7,950,000	8,843,930
McDonald’s Corp., Medium Term Notes	5.350%	3/1/18	310,000	373,915
Total Hotels, Restaurants & Leisure				11,700,245
Media — 1.7%
CBS Corp.	7.625%	1/15/16	5,500,000	6,474,441
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	16,930,000	18,263,238
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	540,000	465,750	(a)
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	3,150,000	4,762,356
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	109,000	141,356
Comcast Corp., Notes	6.500%	1/15/15	2,829,000	3,152,292
Comcast Corp., Notes	5.875%	2/15/18	65,000	78,328
Comcast Corp., Notes	6.450%	3/15/37	8,339,000	10,700,505
Comcast Corp., Senior Notes	6.300%	11/15/17	1,210,000	1,484,386
Comcast Corp., Senior Notes	6.500%	1/15/17	3,140,000	3,786,975
Comcast Corp., Senior Notes	5.650%	6/15/35	60,000	70,400

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	13

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Comcast Corp., Senior Notes	6.950%	8/15/37	8,480,000	$11,499,440
Comcast Corp., Senior Notes	6.400%	3/1/40	2,390,000	3,095,822
COX Communications Inc., Senior Notes	5.450%	12/15/14	1,520,000	1,657,689
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	1,145,000	1,368,275
DISH DBS Corp., Senior Notes	6.625%	10/1/14	271,000	291,325
DISH DBS Corp., Senior Notes	7.750%	5/31/15	1,695,000	1,896,281
DISH DBS Corp., Senior Notes	7.875%	9/1/19	50,000	59,250
DISH DBS Corp., Senior Notes	6.750%	6/1/21	4,710,000	5,369,400
DISH DBS Corp., Senior Notes	5.875%	7/15/22	5,000	5,375
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	2,065,000	2,312,800
News America Inc.	6.750%	1/9/38	200,000	240,750
News America Inc., Notes	5.300%	12/15/14	864,000	939,057
News America Inc., Senior Notes	4.500%	2/15/21	1,140,000	1,302,387
News America Inc., Senior Notes	6.200%	12/15/34	260,000	314,898
News America Inc., Senior Notes	6.650%	11/15/37	1,350,000	1,744,461
Time Warner Cable Inc., Debentures	7.300%	7/1/38	5,000,000	6,643,420
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	14,420,000	19,454,887
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	12,300,000	16,368,065
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	1,690,000	1,850,760
Time Warner Cable Inc., Senior Notes	6.750%	6/15/39	5,065,000	6,424,314
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	9,750,000	11,360,661
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	660,000	734,360
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	20,000	29,189
Time Warner Inc., Senior Notes	4.700%	1/15/21	20,000	22,769
Time Warner Inc., Senior Notes	4.750%	3/29/21	9,220,000	10,595,725
Time Warner Inc., Senior Notes	7.625%	4/15/31	215,000	295,987
Time Warner Inc., Senior Notes	6.250%	3/29/41	970,000	1,197,665
UBM PLC, Notes	5.750%	11/3/20	6,060,000	6,392,906	(a)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	7,550,000	7,795,375	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	90,000	96,413	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	6.500%	1/15/18	1,210,000	1,302,263
WPP Finance UK, Senior Notes	8.000%	9/15/14	3,830,000	4,235,367
Total Media				176,277,363
Multiline Retail — 0.1%
Target Corp.	4.000%	6/15/13	5,340,000	5,422,647
Specialty Retail — 0.2%
Autozone Inc.	6.950%	6/15/16	10,890,000	12,812,847

See Notes to Financial Statements.

14	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — continued
Home Depot Inc.	5.250%	12/16/13	5,510,000	$5,764,898
Home Depot Inc.	5.400%	3/1/16	8,230,000	9,402,084
Total Specialty Retail				27,979,829
Total Consumer Discretionary				278,931,620
Consumer Staples — 2.9%
Beverages — 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	12,580,000	15,310,288
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	4,730,000	5,660,249
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	16,650,000	16,754,229
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	620,000	729,903
Diageo Finance BV	3.250%	1/15/15	10,725,000	11,264,800
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	15,570,000	16,072,522
Heineken NV, Senior Notes	1.400%	10/1/17	4,650,000	4,635,962	(a)
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	1,370,000	1,446,364
PepsiCo Inc., Senior Notes	0.700%	8/13/15	15,230,000	15,249,433
PepsiCo Inc., Senior Notes	7.900%	11/1/18	109,000	147,090
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	4,370,000	4,596,043	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	15,895,000	17,579,504	(a)
Total Beverages				109,446,387
Food & Staples Retailing — 0.5%
CVS Caremark Corp., Senior Notes	2.750%	12/1/22	16,440,000	16,501,173
CVS Corp., Pass-Through Trust, Secured Bonds	5.789%	1/10/26	94,870	108,152	(a)
CVS Pass-Through Trust, Secured Notes	5.298%	1/11/27	441,564	493,045	(a)
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	4,945,912	5,695,069
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	12,812,017	14,980,707
CVS Pass-Through Trust, Secured Notes	6.943%	1/10/30	2,865,599	3,607,073
Kroger Co., Senior Notes	6.400%	8/15/17	1,270,000	1,532,920
Safeway Inc., Senior Notes	6.350%	8/15/17	310,000	352,072
Safeway Inc., Senior Notes	3.950%	8/15/20	800,000	800,181
Safeway Inc., Senior Notes	4.750%	12/1/21	7,020,000	7,232,671
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	180,000	220,508
Wal-Mart Stores Inc., Notes	6.200%	4/15/38	2,260,000	3,071,001
Wal-Mart Stores Inc., Senior Notes	4.250%	4/15/21	360,000	418,081
Total Food & Staples Retailing				55,012,653
Food Products — 0.5%
Ahold Lease USA Inc., Pass-Through Certificates	8.620%	1/2/25	7,311,470	9,066,222	(b)
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	11,980,000	14,384,494	(a)
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	11,590,000	12,370,784	(a)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	15

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Mondelez International Inc., Senior Notes	5.375%	2/10/20	10,900,000	$13,159,145
Total Food Products				48,980,645
Tobacco — 0.9%
Altria Group Inc., Senior Notes	8.500%	11/10/13	200,000	213,092
Altria Group Inc., Senior Notes	9.250%	8/6/19	11,710,000	16,290,273
Altria Group Inc., Senior Notes	4.750%	5/5/21	13,410,000	15,197,204
Altria Group Inc., Senior Notes	2.850%	8/9/22	11,920,000	11,795,186
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	13,780,000	14,331,586
Philip Morris International Inc., Senior Notes	2.500%	8/22/22	6,170,000	6,198,351
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	8,860,000	9,628,454
Reynolds American Inc., Senior Notes	6.750%	6/15/17	8,430,000	10,180,220
Reynolds American Inc., Senior Notes	3.250%	11/1/22	4,870,000	4,891,891
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	250,000	299,103
Total Tobacco				89,025,360
Total Consumer Staples				302,465,045
Energy — 5.3%
Energy Equipment & Services — 0.3%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	550,000	728,613
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	8,710,000	9,285,766
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	1,420,000	1,519,400
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	7,410,000	7,410,000
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	2,000,000	1,990,000	(a)
Schlumberger Norge AS, Senior Notes	4.200%	1/15/21	2,020,000	2,284,840	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	2,450,000	2,725,625
Transocean Inc., Senior Notes	5.250%	3/15/13	360,000	363,161
Transocean Ltd.	6.000%	3/15/18	6,015,000	6,976,131
Total Energy Equipment & Services				33,283,536
Oil, Gas & Consumable Fuels — 5.0%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	840,000	852,600
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	11,507,000	15,224,520
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	10,964,000	13,096,443
Anadarko Petroleum Corp., Senior Notes	8.700%	3/15/19	30,000	40,484
Apache Corp., Notes	6.000%	9/15/13	290,000	301,022
Apache Corp., Senior Notes	3.250%	4/15/22	4,440,000	4,705,539
Apache Corp., Senior Notes	6.000%	1/15/37	240,000	303,105
Apache Corp., Senior Notes	5.100%	9/1/40	13,496,000	15,341,457

See Notes to Financial Statements.

16	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Apache Corp., Senior Notes	4.750%	4/15/43	1,770,000	$1,926,834
Arch Coal Inc., Senior Notes	7.000%	6/15/19	11,850,000	11,020,500
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	19,840,000	20,645,643
BP Capital Markets PLC, Senior Notes	3.875%	3/10/15	6,580,000	7,010,003
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	1,300,000	1,404,768
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	4,240,000	4,466,870
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	1,011,000	1,101,990
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	4,955,000	4,961,194
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,505,000	1,614,112
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	110,000	119,212
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	5.875%	4/15/21	7,130,000	7,575,625
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	3,000,000	3,232,500
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	8,694,000	9,041,760
Concho Resources Inc., Senior Notes	6.500%	1/15/22	5,757,000	6,332,700
Concho Resources Inc., Senior Notes	5.500%	10/1/22	4,650,000	4,905,750
Conoco Funding Co.	7.250%	10/15/31	810,000	1,193,366
ConocoPhillips	5.900%	10/15/32	10,000	12,813
ConocoPhillips, Notes	6.500%	2/1/39	110,000	155,995
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	693,000	966,162
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	6,950,000	7,523,375
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	500,000	512,500
Continental Resources Inc., Senior Notes	7.125%	4/1/21	200,000	226,000
Devon Energy Corp.	6.300%	1/15/19	14,500,000	17,993,456
Devon Energy Corp., Debentures	7.950%	4/15/32	970,000	1,435,075
Devon Energy Corp., Senior Notes	3.250%	5/15/22	3,600,000	3,757,288
Devon Energy Corp., Senior Notes	5.600%	7/15/41	360,000	427,625
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	3,276,000	3,819,659
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	240,000	281,998
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	19,484,000	22,257,314
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	14,300,000	17,297,723
Enterprise Products Operating LLC, Senior Notes	9.750%	1/31/14	400,000	437,640
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	10,000	11,883
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	840,000	1,014,798
Enterprise Products Operating LLC, Senior Notes	5.950%	2/1/41	1,700,000	2,052,359
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	11,565,000	13,544,465

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	17

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Hess Corp., Notes	8.125%	2/15/19	20,100,000	$26,453,751
Kerr-McGee Corp., Notes	6.950%	7/1/24	4,951,000	6,272,655
Kerr-McGee Corp., Notes	7.875%	9/15/31	8,467,000	11,246,911
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	1,879,000	1,950,041
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	5,211,000	6,086,490
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	110,000	138,593
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	2,500,000	2,756,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	2,720,000	2,971,600
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	2,680,000	2,921,200
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	1,710,000	1,855,350
MEG Energy Corp., Senior Notes	6.375%	1/30/23	350,000	364,875	(a)
Noble Energy Inc., Senior Notes	8.250%	3/1/19	14,890,000	19,515,221
Noble Energy Inc., Senior Notes	4.150%	12/15/21	10,000	11,039
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	10,290,000	10,945,329
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	9,720,000	9,918,026
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	7,515,000	8,059,837
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	21,982,000	27,917,140
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	8,080,000	8,524,424
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	6,387,000	7,218,204
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	5,579,000	6,350,888
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	33,630,000	37,861,327
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	5,000,000	5,612,500
QEP Resources Inc., Senior Notes	6.875%	3/1/21	6,650,000	7,664,125
QEP Resources Inc., Senior Notes	5.250%	5/1/23	70,000	74,900
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	6,330,000	6,868,050
Range Resources Corp., Senior Subordinated Notes	5.750%	6/1/21	3,670,000	3,926,900
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	8,981,000	9,834,195
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,980,000	2,296,701
Shell International Finance BV, Senior Notes	6.375%	12/15/38	6,785,000	9,532,694
Sinopec Group Overseas Development 2012 Ltd., Senior Notes	2.750%	5/17/17	6,800,000	7,051,178	(a)
Statoil ASA, Senior Notes	3.125%	8/17/17	4,000,000	4,353,464
Williams Cos. Inc., Debentures	7.500%	1/15/31	499,000	623,864
Williams Cos. Inc., Notes	7.875%	9/1/21	7,959,000	10,253,970
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	287,000	366,179

See Notes to Financial Statements.

18	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	3,035,000	$4,206,914
Williams Partners LP, Senior Notes	5.250%	3/15/20	3,340,000	3,847,520
WPX Energy Inc., Senior Notes	6.000%	1/15/22	4,550,000	4,902,625
Total Oil, Gas & Consumable Fuels				510,901,055
Total Energy				544,184,591
Financials — 10.5%
Capital Markets — 1.7%
Bear Stearns Cos. LLC, Senior Notes	6.400%	10/2/17	925,000	1,110,923
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	1,830,000	1,429,376	(c)
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	594,000	606,457
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	80,000	82,801
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	3,890,000	4,139,925
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	25,760,000	29,521,733
Goldman Sachs Group Inc., Senior Notes	6.000%	6/15/20	190,000	225,760
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	3,130,000	3,568,125
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	29,580,000	36,292,323
Goldman Sachs Group Inc., Subordinated Notes	5.625%	1/15/17	1,420,000	1,557,991
Lehman Brothers Holdings Capital Trust VII	5.857%	2/19/13	5,550,000	0	(b)(c)(d)(e)(f)(g)
Lehman Brothers Holdings E-Capital Trust I, Junior Subordinated Notes	0.000%	8/19/65	190,000	0	(b)(d)(e)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	5,280,000	0	(b)(c)(d)(e)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.750%	12/28/17	1,070,000	0	(b)(d)(e)(f)
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	90,000	105,692
Merrill Lynch and Co. Inc.	6.050%	5/16/16	390,000	429,334
Morgan Stanley, Medium-Term Notes	0.775%	10/18/16	7,802,000	7,416,854	(c)
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	16,755,000	18,575,180
Morgan Stanley, Senior Notes	4.750%	3/22/17	2,010,000	2,192,832
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	8,610,000	8,915,440
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	27,051,000	30,640,424
Temasek Financial I Ltd., Senior Notes	2.375%	1/23/23	9,854,000	9,705,264	(a)
UBS AG, Senior Notes	2.250%	1/28/14	8,010,000	8,125,664
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	6,320,000	6,678,104
UBS AG Stamford CT, Senior Notes	4.875%	8/4/20	250,000	290,493
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	4,520,000	4,877,401
Total Capital Markets				176,488,096

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	19

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Banks — 3.1%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	7,100,000	$7,234,332	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	7,500,000	7,925,160	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	4,555,000	5,039,597	(a)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	16,775,000	16,789,980
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	20,230,000	20,742,163
BNP Paribas SA, Senior Notes	2.375%	9/14/17	10,650,000	10,802,796
Canadian Imperial Bank of Commerce, Senior Secured	2.000%	2/4/13	710,000	710,994	(a)
CIT Group Inc., Senior Notes	4.250%	8/15/17	690,000	710,522
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	10,490,000	11,028,137	(a)
Commonwealth Bank of Australia, Senior Notes	1.250%	9/18/15	17,730,000	17,923,718
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	4,160,000	4,834,340	(a)
Credit Agricole SA, Senior Notes	2.625%	1/21/14	6,760,000	6,848,110	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	21,100,000	22,366,000	(a)(c)(g)
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,200,000	1,197,000	(c)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	7,242,000	7,246,273	(a)
Lloyds TSB Bank PLC, Subordinated Notes	6.500%	9/14/20	100,000	110,497	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	14,480,000	15,078,893	(a)(g)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	6,000,000	6,090,120
Nordea Bank AB, Senior Notes	3.700%	11/13/14	3,620,000	3,800,095	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	14,640,000	15,705,353	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	11,522,000	15,583,505	(a)(c)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,150,000	1,161,500	(c)(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium-Term Notes	7.640%	9/29/17	4,700,000	4,230,000	(c)(g)
Royal Bank of Scotland Group PLC, Senior Notes	2.550%	9/18/15	2,150,000	2,200,331
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	5,810,000	6,865,328
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	190,000	195,227
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	15,300,000	15,369,462	(a)
Santander US Debt SA Unipersonal, Senior Notes	3.781%	10/7/15	2,300,000	2,313,087	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	10,250,000	10,795,802	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.100%	1/14/16	4,290,000	4,574,049	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/19/13	20,261,000	20,159,695	(c)(g)
Wachovia Corp., Senior Notes	5.750%	2/1/18	13,275,000	15,904,008
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	1,612,000	1,718,940
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	8,110,000	8,767,753

See Notes to Financial Statements.

20	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Banks — continued
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	4,690,000	$4,848,860
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	5,740,000	5,749,414
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	13,950,000	16,045,862
Wells Fargo & Co., Subordinated Notes	5.000%	11/15/14	130,000	139,463
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	7,092,000	7,233,840
Total Commercial Banks				326,040,206
Consumer Finance — 1.0%
American Express Co., Subordinated Debentures	6.800%	9/1/66	9,716,000	10,432,555	(c)
American Express Credit Corp., Medium-Term Notes	5.875%	5/2/13	60,000	61,083
American Express Credit Corp., Senior Notes	5.125%	8/25/14	22,150,000	23,730,247
American Honda Finance Corp., Notes	1.000%	8/11/15	14,310,000	14,390,666	(a)
Caterpillar Financial Services Corp., Senior Notes	6.200%	9/30/13	700,000	730,218
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	24,330,000	28,864,406
SLM Corp.	5.000%	4/15/15	740,000	780,047
SLM Corp., Medium-Term Notes	8.000%	3/25/20	60,000	68,550
SLM Corp., Medium-Term Notes, Senior Notes	5.625%	8/1/33	56,000	51,940
SLM Corp., Senior Notes	3.875%	9/10/15	8,230,000	8,460,136
Toyota Motor Credit Corp., Senior Notes	1.250%	10/5/17	16,560,000	16,677,791
Total Consumer Finance				104,247,639
Diversified Financial Services — 4.2%
Bank of America Corp., Senior Notes	4.500%	4/1/15	25,800,000	27,500,891
Bank of America Corp., Senior Notes	3.875%	3/22/17	3,610,000	3,915,121
Bank of America Corp., Senior Notes	5.750%	12/1/17	1,800,000	2,098,071
Bank of America Corp., Senior Notes	5.625%	7/1/20	5,530,000	6,556,517
Bank of America Corp., Senior Notes	5.875%	1/5/21	28,000,000	33,523,868
Bank of America Corp., Senior Notes	5.000%	5/13/21	11,720,000	13,380,161
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	3,000,000	3,286,086
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	5,890,000	6,949,534
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	6,580,000	6,662,250	(c)(g)
Citigroup Inc., Junior Subordinated Notes	5.900%	2/15/23	4,250,000	4,291,565	(c)(g)
Citigroup Inc., Notes	6.500%	8/19/13	10,000	10,346
Citigroup Inc., Senior Notes	6.000%	12/13/13	21,000,000	22,005,123
Citigroup Inc., Senior Notes	5.125%	5/5/14	226,000	238,082
Citigroup Inc., Senior Notes	6.375%	8/12/14	3,040,000	3,285,176
Citigroup Inc., Senior Notes	5.500%	10/15/14	60,000	64,370
Citigroup Inc., Senior Notes	6.010%	1/15/15	9,530,000	10,413,574
Citigroup Inc., Senior Notes	3.953%	6/15/16	11,150,000	12,001,425
Citigroup Inc., Senior Notes	6.000%	8/15/17	7,720,000	9,095,287

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	21

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Citigroup Inc., Senior Notes	5.375%	8/9/20	5,850,000	$6,893,921
Citigroup Inc., Senior Notes	5.875%	5/29/37	6,040,000	7,268,385
Citigroup Inc., Senior Notes	6.875%	3/5/38	25,130,000	33,082,564
Citigroup Inc., Subordinated Notes	5.000%	9/15/14	2,010,000	2,114,697
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	180,000	196,178
General Electric Capital Corp., Notes	5.300%	2/11/21	4,850,000	5,629,793
General Electric Capital Corp., Senior Notes	1.625%	7/2/15	11,870,000	12,066,971
General Electric Capital Corp., Senior Notes	4.375%	9/16/20	30,000	33,481
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	35,410,000	48,132,778
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	39,875,000	42,068,125	(c)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	2,870,000	2,453,850	(a)(c)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	5,570,000	5,945,975	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	26,120,000	29,319,700	(a)
JPMorgan Chase & Co.	4.400%	7/22/20	10,770,000	12,157,650
JPMorgan Chase & Co., Senior Notes	1.100%	10/15/15	24,190,000	24,189,250
JPMorgan Chase & Co., Senior Notes	6.300%	4/23/19	9,630,000	11,881,128
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	1,780,000	1,990,462
JPMorgan Chase & Co., Senior Notes	4.500%	1/24/22	9,480,000	10,724,127
JPMorgan Chase & Co., Subordinated Notes	5.750%	1/2/13	4,430,000	4,430,000
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	490,000	538,582
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	309,000	360,998
Patrons’ Legacy	5.775%	5/23/20	8,602,125	8,381,050	(a)(b)
Total Diversified Financial Services				435,137,112
Insurance — 0.4%
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	610,000	651,175
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	60,000	70,932
American International Group Inc., Senior Notes	3.750%	11/30/13	6,600,000	6,770,405	(a)
American International Group Inc., Senior Notes	8.250%	8/15/18	160,000	210,222
American International Group Inc., Senior Notes	6.400%	12/15/20	294,000	364,795
ASIF Global Financing XIX	4.900%	1/17/13	2,180,000	2,183,078	(a)
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	6,690,000	7,043,118
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	8,900,000	10,902,500	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	183,000	195,668
MetLife Inc., Senior Notes	4.750%	2/8/21	6,300,000	7,315,069

See Notes to Financial Statements.

22	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — continued
Prudential Financial Inc., Senior Notes	4.500%	11/16/21	300,000	$337,393
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	280,000	379,757	(a)
Total Insurance				36,424,112
Thrifts & Mortgage Finance — 0.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	6,591,000	7,234,987
Total Financials				1,085,572,152
Health Care — 2.2%
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	6,960,000	8,084,806
Medtronic Inc., Senior Notes	3.125%	3/15/22	1,010,000	1,072,341
Total Health Care Equipment & Supplies				9,157,147
Health Care Providers & Services — 0.9%
AmerisourceBergen Corp.	5.875%	9/15/15	5,350,000	6,058,163
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	220,000	250,800
HCA Inc., Debentures	7.500%	11/15/95	15,410,000	13,291,125
HCA Inc., Notes	7.690%	6/15/25	723,000	739,268
HCA Inc., Notes	7.500%	11/6/33	1,105,000	1,110,525
HCA Inc., Senior Notes	6.250%	2/15/13	1,340,000	1,346,700
HCA Inc., Senior Notes	5.750%	3/15/14	485,000	506,825
HCA Inc., Senior Secured Notes	6.500%	2/15/20	3,330,000	3,746,250
Humana Inc., Senior Notes	7.200%	6/15/18	240,000	295,950
Humana Inc., Senior Notes	3.150%	12/1/22	4,100,000	4,077,159
Tenet Healthcare Corp., Senior Notes	9.250%	2/1/15	11,570,000	12,987,325
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	60,000	68,250
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	182,000	203,840
UnitedHealth Group Inc.	4.875%	4/1/13	18,130,000	18,320,619
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	180,000	180,901
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	310,000	377,327
WellPoint Inc., Notes	5.875%	6/15/17	3,060,000	3,631,862
WellPoint Inc., Notes	7.000%	2/15/19	5,640,000	7,018,179
WellPoint Inc., Senior Notes	1.250%	9/10/15	3,210,000	3,235,385
WellPoint Inc., Senior Notes	3.700%	8/15/21	7,580,000	7,972,348
WellPoint Inc., Senior Notes	3.125%	5/15/22	5,280,000	5,335,150
Total Health Care Providers & Services				90,753,951
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	4,520,000	4,807,156

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	23

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — 1.2%
AbbVie Inc., Senior Notes	1.750%	11/6/17	17,500,000	$17,690,348	(a)
AbbVie Inc., Senior Notes	2.900%	11/6/22	10,730,000	10,927,217	(a)
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	32,790,000	35,057,920	(a)
GlaxoSmithKline Capital Inc., Senior Bond	6.375%	5/15/38	7,000,000	9,670,136
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	11,630,000	12,079,523
Merck and Co. Inc.	6.000%	9/15/17	340,000	416,697
Pfizer Inc., Senior Notes	6.200%	3/15/19	8,755,000	11,066,110
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	9,960,000	12,398,138	(a)
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	1,760,000	1,883,608
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	1,870,000	2,001,334
Watson Pharmaceuticals Inc., Senior Notes	1.875%	10/1/17	4,550,000	4,609,828
Wyeth, Notes	5.950%	4/1/37	7,148,000	9,535,189
Total Pharmaceuticals				127,336,048
Total Health Care				232,054,302
Industrials — 1.5%
Aerospace & Defense — 0.2%
Boeing Co., Senior Notes	6.000%	3/15/19	8,370,000	10,425,563
Boeing Co., Senior Notes	4.875%	2/15/20	3,180,000	3,831,315
Raytheon Co., Senior Notes	3.125%	10/15/20	4,520,000	4,808,828
United Technologies Corp., Senior Notes	3.100%	6/1/22	960,000	1,016,628
Total Aerospace & Defense				20,082,334
Airlines — 0.5%
Air 2 US, Notes	8.027%	10/1/19	6,263,880	6,451,797	(a)
Continental Airlines Inc., Pass-Through Certificates	6.900%	1/2/18	42,421	46,133
Continental Airlines Inc., Pass-Through Certificates	6.703%	6/15/21	181,599	197,489
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	8,418,109	9,375,248
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	310,000	325,500	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	988,000	1,015,170	(a)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	12,814,961	14,304,060
Northwest Airlines Corp., Pass-Through Certificates	7.575%	3/1/19	7,410,245	8,040,116
Southwest Airlines Co., Notes	5.125%	3/1/17	5,320,000	5,887,107
United Air Lines Inc., Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	2,184,691	2,528,780
Total Airlines				48,171,400
Building Products — 0.1%
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	105,000	116,025	(a)
Masco Corp.	7.125%	8/15/13	5,830,000	5,998,575
Masco Corp.	6.125%	10/3/16	8,270,000	9,134,562
Total Building Products				15,249,162

See Notes to Financial Statements.

24	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 0.1%
Waste Management Inc.	5.000%	3/15/14	6,938,000	$7,282,569
Waste Management Inc.	7.125%	12/15/17	500,000	607,916
Waste Management Inc., Senior Notes	7.375%	5/15/29	1,280,000	1,689,821
Total Commercial Services & Supplies				9,580,306
Electrical Equipment — 0.3%
Eaton Corp., Senior Notes	1.500%	11/2/17	6,310,000	6,322,891	(a)
Eaton Corp., Senior Notes	2.750%	11/2/22	17,780,000	17,725,131	(a)
Eaton Corp., Senior Notes	4.150%	11/2/42	6,590,000	6,664,487	(a)
Total Electrical Equipment				30,712,509
Industrial Conglomerates — 0.1%
General Electric Co., Senior Notes	0.850%	10/9/15	6,700,000	6,723,618
United Technologies Corp., Senior Notes	4.500%	6/1/42	8,680,000	9,644,877
Total Industrial Conglomerates				16,368,495
Machinery — 0.1%
John Deere Capital Corp., Notes	2.250%	4/17/19	7,820,000	8,048,493
Road & Rail — 0.1%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	4,173,000	4,548,570
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	1,450,000	1,638,500
Total Road & Rail				6,187,070
Total Industrials				154,399,769
Information Technology — 0.2%
IT Services — 0.0%
Electronic Data Systems Corp.	6.000%	8/1/13	775,000	794,517
First Data Corp., Senior Secured Notes	6.750%	11/1/20	50,000	50,500	(a)
International Business Machines Corp., Senior Notes	5.600%	11/30/39	82,000	105,683
International Business Machines Corp., Senior Notes	4.000%	6/20/42	1,637,000	1,732,543
Total IT Services				2,683,243
Semiconductors & Semiconductor Equipment — 0.0%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	1,360,000	1,679,561
Software — 0.2%
Oracle Corp., Senior Notes	1.200%	10/15/17	15,770,000	15,816,805
Total Information Technology				20,179,609
Materials — 3.0%
Chemicals — 0.2%
Ecolab Inc., Senior Notes	4.350%	12/8/21	3,890,000	4,341,944
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	4,311,000	4,795,987	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	2,690,000	2,972,450

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	25

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Chemicals — continued
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	4,690,000	$5,499,025
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	2,690,000	3,160,750
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	330,000	379,346
Total Chemicals				21,149,502
Containers & Packaging — 0.3%
Ball Corp., Senior Notes	6.750%	9/15/20	7,314,000	8,063,685
Ball Corp., Senior Notes	5.750%	5/15/21	10,140,000	10,976,550
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	4,550,000	4,891,250
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	5,165,000	5,565,288
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	2,855,000	2,930,355	(a)
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	3,740,000	3,799,432	(a)
Total Containers & Packaging				36,226,560
Metals & Mining — 2.4%
ArcelorMittal, Senior Notes	5.000%	2/25/17	4,082,000	4,120,350
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	7,305,000	9,089,064
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	4,330,000	4,583,418
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	9,779,000	10,724,023
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	20,420,000	26,041,626
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	3,080,000	3,314,859
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	5,550,000	5,585,981
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	4,058,000	4,032,844
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	40,000	39,727
Cliffs Natural Resources Inc., Senior Notes	6.250%	10/1/40	10,990,000	10,714,722
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	8,460,000	8,883,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	1,510,000	1,562,850	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	17,768,000	17,621,876
Rio Tinto Finance USA Ltd., Notes	6.500%	7/15/18	7,418,000	9,258,569
Rio Tinto Finance USA Ltd., Senior Notes	1.875%	11/2/15	1,480,000	1,518,933
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	5,460,000	5,699,863
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	290,000	398,323
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	12,460,000	13,207,812
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	3,340,000	3,690,530
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	4,990,000	5,335,802
Southern Copper Corp., Senior Notes	5.250%	11/8/42	22,390,000	22,408,539
Steel Dynamics Inc., Senior Notes	6.750%	4/1/15	5,966,000	6,040,575

See Notes to Financial Statements.

26	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	600,000	$663,000
Vale Overseas Ltd., Notes	6.875%	11/21/36	14,614,000	18,115,222
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	32,397,000	34,584,024
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	230,000	241,500	(a)
Xstrata Finance Canada Ltd., Senior Notes	1.800%	10/23/15	11,570,000	11,632,825	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.450%	10/25/17	10,520,000	10,621,981	(a)
Total Metals & Mining				249,731,838
Paper & Forest Products — 0.1%
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	7,330,000	7,688,488
Total Materials				314,796,388
Telecommunication Services — 2.4%
Diversified Telecommunication Services — 1.8%
AT&T Inc., Global Notes	5.500%	2/1/18	13,583,000	16,181,306
AT&T Inc., Global Notes	5.600%	5/15/18	16,490,000	19,891,475
AT&T Inc., Global Notes	6.550%	2/15/39	190,000	249,681
AT&T Inc., Senior Notes	3.875%	8/15/21	2,910,000	3,243,218
AT&T Inc., Senior Notes	2.625%	12/1/22	7,930,000	7,943,045
AT&T Inc., Senior Notes	6.300%	1/15/38	5,960,000	7,642,061
AT&T Inc., Senior Notes	5.550%	8/15/41	3,040,000	3,648,377
AT&T Inc., Senior Notes	4.350%	6/15/45	3,423,000	3,438,390	(a)
BellSouth Corp.	5.200%	9/15/14	8,250,000	8,861,457
British Telecommunications PLC, Bonds	9.625%	12/15/30	5,310,000	8,435,885
CenturyTel Inc.	6.000%	4/1/17	8,270,000	9,158,876
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	10,121,000	11,532,019
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	9,000	9,675
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	5,150,000	5,600,625
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	1,700,000	1,844,500	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	2,550,000	2,811,375
Qwest Corp., Debentures	6.875%	9/15/33	5,600,000	5,628,000
Qwest Corp., Senior Notes	7.500%	10/1/14	2,870,000	3,141,186
SBC Communications Inc., Notes	5.100%	9/15/14	7,620,000	8,185,396
Telefonica Emisiones SAU, Senior Notes	6.421%	6/20/16	610,000	674,965
Telefonica Emisiones SAU, Senior Notes	6.221%	7/3/17	560,000	623,000
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	1,465,000	1,600,513
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	5,895,000	6,197,119
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	1,360,000	1,450,100
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	7,755,000	8,394,788	(a)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	27

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	980,000	$1,204,995
Verizon Communications Inc., Senior Notes	8.750%	11/1/18	3,153,000	4,377,846
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	350,000	442,325
Verizon Communications Inc., Senior Notes	2.450%	11/1/22	23,620,000	23,627,889
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	2,070,000	2,701,718
Windstream Corp., Senior Notes	7.750%	10/1/21	8,290,000	8,953,200
Total Diversified Telecommunication Services				187,695,005
Wireless Telecommunication Services — 0.6%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	6,430,000	7,698,292
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	5,080,000	5,910,438
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	16,975,000	23,352,507
Rogers Cable Inc., Senior Secured Second Priority Notes	6.250%	6/15/13	35,000	35,902
Rogers Cable Inc., Senior Secured Second Priority Notes	6.750%	3/15/15	130,000	146,524
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	80,000	101,197
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	1,850,000	1,970,929
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,231,000	2,727,398
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	13,050,000	16,116,750	(a)
Sprint Nextel Corp., Senior Notes	7.000%	8/15/20	920,000	1,005,100
Total Wireless Telecommunication Services				59,065,037
Total Telecommunication Services				246,760,042
Utilities — 1.3%
Electric Utilities — 0.7%
Carolina Power & Light Co., Secured Bonds	2.800%	5/15/22	400,000	410,768
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	3,000,000	3,600,219
Exelon Corp., Bonds	5.625%	6/15/35	426,000	475,594
FirstEnergy Corp., Notes	7.375%	11/15/31	23,607,000	30,490,447
MidAmerican Energy Holdings Co., Bonds	6.125%	4/1/36	160,000	201,975
MidAmerican Energy Holdings Co., Senior Bonds	6.500%	9/15/37	2,025,000	2,689,644
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	90,000	115,956
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	2,980,000	4,057,362
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	11,790,000	14,585,869
Progress Energy Inc., Senior Notes	4.400%	1/15/21	5,200,000	5,796,367
Progress Energy Inc., Senior Notes	6.000%	12/1/39	7,000,000	8,473,962
Total Electric Utilities				70,898,163
Gas Utilities — 0.1%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	50,000	58,751	(a)

See Notes to Financial Statements.

28	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Gas Utilities — continued
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	9,413,000	$13,422,298
Total Gas Utilities				13,481,049
Independent Power Producers & Energy Traders — 0.3%
AES Corp., Senior Notes	7.750%	3/1/14	15,000	15,975
AES Corp., Senior Notes	7.750%	10/15/15	4,905,000	5,505,863
AES Corp., Senior Notes	8.000%	6/1/20	2,079,000	2,390,850
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	5,636,000	5,988,250	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	7,938,000	8,771,490	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	9,000	10,170	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	11,213,000	12,642,657
Total Independent Power Producers & Energy Traders				35,325,255
Multi-Utilities — 0.2%
Dominion Resources Inc., Senior Notes	5.600%	11/15/16	11,983,000	13,887,338
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	180,000	246,363
Dominion Resources Inc., Senior Notes	7.000%	6/15/38	3,600,000	5,106,201
Total Multi-Utilities				19,239,902
Total Utilities				138,944,369
Total Corporate Bonds & Notes (Cost — $3,013,387,100)				3,318,287,887
Asset-Backed Securities — 2.8%
ACE Securities Corp., 2006-GP1 A	0.340%	2/25/31	118,663	103,279	(c)
ACE Securities Corp., 2006-SL3 A1	0.310%	6/25/36	780,808	138,896	(c)
AFC Home Equity Loan Trust, 2002-2 2A	0.510%	6/25/30	274,543	169,130	(c)
Ameriquest Mortgage Securities Inc., 2003-1 M1	1.560%	2/25/33	1,146,618	1,075,751	(c)
Ameriquest Mortgage Securities Inc., 2004-R2 A1A	0.555%	4/25/34	146,388	140,526	(c)
Asset-Backed Securities Corp. Home Equity, 2003-HE7 M1	1.184%	12/15/33	150,995	139,527	(c)
Avis Budget Rental Car Funding AESOP II LLC, 2010-5A A	3.150%	3/20/17	7,410,000	7,836,809	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	6,525,000	6,880,704	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-3A A	2.100%	3/20/19	5,900,000	6,018,525	(a)
Bear Stearns Asset Backed Securities Trust, 2005-CL1 A1	0.710%	9/25/34	4,984,444	4,142,850	(c)
Bear Stearns Asset-Backed Securities Trust, 2004-SD3 A3	0.780%	9/25/34	97,746	94,998	(c)
Bear Stearns Asset-Backed Securities Trust, 2006-1 A	0.490%	2/25/36	575,095	567,854	(c)
Brazos Student Loan Finance Corp., 2009-1 AS	2.815%	12/27/39	6,700,000	7,078,778	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	29

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
CDC Mortgage Capital Trust, 2002-HE1 A	0.830%	1/25/33	287,973	$246,376	(c)
CDC Mortgage Capital Trust, 2004-HE3 M1	1.125%	11/25/34	195,219	182,178	(c)
CIT Group Home Equity Loan Trust, 2003-1 A4	3.930%	3/20/32	777,899	797,173
Contimortgage Home Equity Trust, 1997-4 B1F	7.330%	10/15/28	520,613	529,458
Countrywide Asset-Backed Certificates, 2002-BC1	0.870%	4/25/32	96,562	56,902	(c)
Countrywide Asset-Backed Certificates, 2003-1	0.890%	6/25/33	129,669	122,186	(c)
Countrywide Asset-Backed Certificates, 2003-BC3 A2	0.830%	9/25/33	470,971	433,806	(c)
Countrywide Asset-Backed Certificates, 2004-15	4.614%	12/25/32	2,150,667	2,096,423	(c)
Countrywide Asset-Backed Certificates, 2006-SD4 A1	0.550%	12/25/36	160,909	81,703	(a)(c)
Countrywide Asset-Backed Certificates, 2007-SD1 A1	0.660%	3/25/47	582,735	313,421	(a)(c)
Countrywide Home Equity Loan Trust, 2002-F A	0.559%	11/15/28	1,260	1,259	(c)
Countrywide Home Equity Loan Trust, 2004-I A	0.499%	2/15/34	232,500	171,683	(c)
Countrywide Home Equity Loan Trust, 2006-E 2A	0.349%	7/15/36	175,523	115,696	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.359%	11/15/36	1,422,041	1,211,242	(c)
Countrywide Home Equity Loan Trust, 2006-I 2A	0.349%	1/15/37	18,226,786	14,206,012	(c)
Countrywide Home Equity Loan Trust, 2007-B A	0.359%	2/15/37	16,647,283	12,997,316	(c)
Education Funding Capital Trust, 2004-1 A4	1.708%	6/15/43	4,600,000	4,419,317	(c)
EFS Volunteer No. 2 LLC, 2012-1 A2	1.557%	3/25/36	200,000	207,011	(a)(c)
EFS Volunteer No. 3 LLC, 2012-1 A3	1.208%	4/25/33	6,650,000	6,775,698	(a)(c)
EMC Mortgage Loan Trust, 2002-B A1	0.860%	2/25/41	273,455	245,611	(a)(c)
Fairbanks Capital Mortgage Loan Trust, 1999-1 A	1.410%	5/25/28	406,096	380,715	(a)(c)
GMAC Mortgage Corp. Loan Trust, 2004-HE3 A2VN	0.450%	10/25/34	26,892,862	21,519,937	(c)
GMAC Mortgage Corp. Loan Trust, 2006-HE1 A	0.420%	11/25/36	150,494	99,910	(c)
Green Tree Financial Corp., 1992-2 B	9.150%	1/15/18	12,433	2,523
Green Tree Financial Corp., 1993-2	8.000%	7/15/18	59,183	59,744
Green Tree Financial Corp., 1996-5 B1	8.100%	7/15/26	776,505	61,085	(c)
Green Tree Home Improvement Loan Trust, 1996-A	7.400%	2/15/26	59,211	55,608
Greenpoint Manufactured Housing, 1999-2 A2	2.977%	3/18/29	7,325,000	6,191,229	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.604%	6/19/29	3,525,000	3,039,182	(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.708%	2/20/30	3,425,000	2,932,516	(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.709%	2/20/32	5,200,000	4,429,729	(c)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.709%	3/13/32	7,700,000	6,454,101	(c)
Greenpoint Mortgage Funding Trust, 2005-HE1	0.810%	9/25/34	801,732	787,481	(c)
GSAA Home Equity Trust, 2005-6 A3	0.580%	6/25/35	4,777,956	4,237,579	(c)
GSAA Home Equity Trust, 2007-6 A4	0.510%	5/25/47	20,945,121	13,463,440	(c)
GSAMP Trust, 2006-S4 A1	0.300%	5/25/36	133,206	20,868	(c)
GSRPM Mortgage Loan Trust, 2007-1 A	0.610%	10/25/46	177,112	89,739	(a)(c)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	12,100,000	13,160,783	(a)

See Notes to Financial Statements.

30	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.470%	3/25/31	57,192	$42,694	(c)
Indymac Seconds Asset Backed Trust, 2006-A A	0.470%	6/25/36	464,052	99,656	(c)
Keycorp Student Loan Trust, 2003-A 1A2	0.575%	10/25/32	3,391,100	3,127,927	(c)
Lehman XS Trust, 2005-5N 3A1A	0.510%	11/25/35	2,930,117	2,392,965	(c)
Lehman XS Trust, 2006-4N A2A	0.430%	4/25/46	4,288,889	2,725,276	(c)
Long Beach Mortgage Loan Trust, 2006-8 2A4	0.450%	9/25/36	6,057,298	2,761,528	(c)
Long Beach Mortgage Loan Trust, 2006-9 2A3	0.370%	10/25/36	5,298,350	2,415,650	(c)
Merrill Lynch Mortgage Investors Inc., 2005-SD1 A2	5.666%	5/25/46	141,949	142,051	(c)
Morgan Stanley ABS Capital I, 2003-HE3 M1	1.230%	10/25/33	1,042,793	952,900	(c)
Morgan Stanley Mortgage Loan Trust, 2006-4SL A1	0.510%	3/25/36	208,563	89,167	(c)
Nelnet Student Loan Corp., 2004-2A A5B	1.090%	2/25/39	400,000	362,547	(c)
Nelnet Student Loan Trust, 2004-4 A5	0.475%	1/25/37	95,379	90,663	(c)
Northstar Education Finance Inc., 2007-1 A6	1.700%	1/29/46	12,175,000	10,178,434	(c)
Northstar Education Finance Inc., DE, Student Loan Asset Backed Note	1.710%	1/29/46	6,475,000	5,413,314	(c)
Novastar Home Equity Loan, 2003-3 A2C	1.270%	12/25/33	136,467	119,607	(c)
Option One Mortgage Loan Trust, 2002-6 A2	1.010%	11/25/32	993,159	885,685	(c)
Option One Mortgage Loan Trust, 2003-1 A2	1.050%	2/25/33	62,372	54,834	(c)
Origen Manufactured Housing, 2006-A A2	2.920%	10/15/37	34,300,000	22,638,000	(c)
Origen Manufactured Housing, 2007-A A2	2.630%	4/15/37	726,354	472,130	(c)
Origen Manufactured Housing Contract Trust, 2005-B	5.990%	1/15/37	1,485,334	1,576,962
Origen Manufactured Housing Contract Trust, 2005-B	6.480%	1/15/37	1,830,144	1,878,834
Ownit Mortgage Loan Asset-Backed Certificates, 2004-1 M2	2.010%	7/25/35	3,020,698	2,236,634	(c)
Pegasus Aviation Lease Securitization, 2000-1 A2	8.370%	3/25/30	4,475,000	1,208,250	(a)
Pennsylvania Higher Education Assistance Agency, 2005-1 B1	2.400%	4/25/45	500,000	450,000	(c)
Provident Bank Home Equity Loan Trust, 2002-2 A2	0.750%	8/25/31	166,040	89,847	(c)
RAAC, 2007-RP2 M1	0.860%	2/25/46	600,000	112,843	(a)(c)
RAAC Series, 2006-RP4 A	0.500%	1/25/46	66,202	60,066	(a)(c)
RAAC Series, 2007-RP3 A	0.590%	10/25/46	178,739	113,095	(a)(c)
Renaissance Home Equity Loan Trust, 2003-1 A	1.070%	6/25/33	40,310	31,492	(c)
Renaissance Home Equity Loan Trust, 2003-3 A	0.710%	12/25/33	220,749	209,960	(c)
Renaissance Home Equity Loan Trust, 2003-4 A3	0.830%	3/25/34	10,731,490	9,640,569	(c)
Renaissance Home Equity Loan Trust, 2005-1	0.540%	5/25/35	1,550,930	1,331,128	(c)
Residential Asset Mortgage Products Inc., 2003-RS4 AIIB	0.870%	5/25/33	499,633	412,330	(c)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.335%	8/25/33	3,393,132	2,957,247	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	31

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Residential Funding Mortgage Securities II, 2003-HS3	0.500%	8/25/33	60,658	$51,142	(c)
Residential Funding Securities Corp., 2002-RP2 A1	1.710%	10/25/32	3,564,582	2,981,053	(a)(c)
SACO I Trust, 2005-2 A	0.610%	4/25/35	35,087	26,317	(a)(c)
SACO I Trust, 2006-3 A3	0.670%	4/25/36	1,261,988	665,746	(c)
SACO I Trust, 2006-5 1A	0.510%	4/25/36	113,776	47,758	(c)
SACO I Trust, 2006-6 A	0.470%	6/25/36	160,812	89,462	(c)
Saxon Asset Securities Trust, 2002-3 M1	1.335%	12/25/32	1,971,655	1,729,962	(c)
Saxon Asset Securities Trust, 2003-3 M1	1.185%	12/25/33	8,979,729	7,198,851	(c)
Saxon Asset Securities Trust, 2005-1 M1	0.900%	5/25/35	424,397	390,231	(c)
SLM Student Loan Trust, 2003-11 A6	0.598%	12/15/25	4,500,000	4,395,784	(a)(c)
SLM Student Loan Trust, 2004-3 A5	0.485%	7/25/23	22,550,000	22,327,973	(c)
SLM Student Loan Trust, 2005-4 A3	0.435%	1/25/27	100,000	97,759	(c)
SLM Student Loan Trust, 2006-5 A5	0.425%	1/25/27	14,430,000	14,005,527	(c)
SLM Student Loan Trust, 2012-6 A3	0.960%	5/26/26	2,500,000	2,525,620	(c)
Southern Pacific Secured Assets Corp., 1998-2 A1	0.550%	7/25/29	10,028	7,886	(c)
Structured Asset Securities Corp., 2005-SC1 1A2	8.206%	5/25/31	453,208	372,551	(a)(c)
Structured Asset Securities Corp., 2006-ARS1 A1	0.430%	2/25/36	1,171,909	71,880	(a)(c)
UCFC Home Equity Loan, 1998-C	5.935%	1/15/30	821	788
Total Asset-Backed Securities (Cost — $290,768,044)				290,844,842
Collateralized Mortgage Obligations — 14.6%
American Home Mortgage Assets, 2006-3 3A12	0.400%	10/25/46	11,686,782	7,657,904	(c)
Banc of America Commercial Mortgage Inc., 2006-1 AM	5.421%	9/10/45	3,669,000	4,006,687	(c)
Banc of America Commercial Mortgage Inc., 2006-2 AM	5.762%	5/10/45	540,000	605,271	(c)
Banc of America Commercial Mortgage Inc., 2006-5 A4	5.414%	9/10/47	3,894,000	4,429,032
Banc of America Commercial Mortgage Inc., 2008-1 A4	6.205%	2/10/51	2,600,000	3,152,425	(c)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	81,829	86,411
Banc of America Funding Corp., 2004-B 3A2	3.159%	12/20/34	166,674	100,887	(c)
Banc of America Funding Corp., 2005-F 2A1	3.144%	9/20/35	12,704,982	9,238,161	(c)
Banc of America Mortgage Securities Inc., 2004-K 4A1	5.173%	12/25/34	139,666	137,449	(c)
Bayview Commercial Asset Trust, 2006-SP1 A1	0.480%	4/25/36	256,048	254,644	(a)(c)
Bear Stearns ARM Trust, 2005-12 11A1	3.002%	2/25/36	388,802	279,087	(c)
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A3	5.736%	6/11/50	5,527,252	5,751,382
Bear Stearns Commercial Mortgage Securities, 2007-PW17 A4	5.694%	6/11/50	880,000	1,039,917	(c)
CD Commercial Mortgage Trust, 2006-CD2 AM	5.351%	1/15/46	2,500,000	2,730,963	(c)
Chevy Chase Mortgage Funding Corp., 2005-4A A1	0.410%	10/25/36	1,013,197	755,078	(a)(c)

See Notes to Financial Statements.

32	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Citigroup Commercial Mortgage Trust, 2007-C6 AM	5.702%	12/10/49	2,160,000	$2,449,455	(c)
Citigroup Mortgage Loan Trust Inc., 2005-05	1.631%	8/25/35	137,361	81,726	(c)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	3.120%	12/25/35	217,697	138,664	(c)
Citigroup Mortgage Loan Trust Inc., 2005-HE2 A	0.610%	5/25/35	2,069,505	2,038,949	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A3	0.450%	11/25/36	37,346,000	27,192,967	(c)
Citigroup Mortgage Loan Trust Inc., 2006-AR9 1A4	0.450%	11/25/36	10,975,359	6,864,516	(c)
Citigroup/Deutsche Bank Commercial Mortgage Trust, 2007-CD4 A4	5.322%	12/11/49	1,425,000	1,634,632
Countrywide Alternative Loan Trust, 2003-20CB 1A1	5.500%	10/25/33	11,919,831	12,587,818
Countrywide Alternative Loan Trust, 2004-14T2 A6	5.500%	8/25/34	38,215	38,136
Countrywide Alternative Loan Trust, 2004-33 2A1	3.181%	12/25/34	29,176	26,836	(c)
Countrywide Alternative Loan Trust, 2005-44 1A1	0.540%	10/25/35	15,017,808	9,863,756	(c)
Countrywide Alternative Loan Trust, 2006-0A01 2A1	0.421%	3/20/46	200,836	132,938	(c)
Countrywide Alternative Loan Trust, 2006-0A02 A5	0.441%	5/20/46	5,317,544	2,821,808	(c)
Countrywide Alternative Loan Trust, 2006-0A09 2A1B	0.411%	7/20/46	485,829	239,327	(c)
Countrywide Alternative Loan Trust, 2006-0A10 4A1	0.400%	8/25/46	483,423	309,993	(c)
Countrywide Alternative Loan Trust, 2006-0A17 1A1A	0.406%	12/20/46	665,441	424,330	(c)
Countrywide Alternative Loan Trust, 2006-0A18 A2	0.450%	12/25/46	204,378	65,531	(c)
Countrywide Home Loan Mortgage Pass Through Trust, 2006-HYB1 2A1	2.709%	3/20/36	131,393	99,164	(c)
Countrywide Home Loans, 2005-R3 AF	0.610%	9/25/35	4,085,069	3,429,530	(a)(c)
Countrywide Home Loans, 2006-0A5 1A1	0.410%	4/25/46	3,342,453	2,411,754	(c)
Countrywide Home Loans Pass-Through Certificates, 2006-HYB3 2A1A	2.887%	5/20/36	522,337	402,591	(c)
Credit Suisse Mortgage Capital Certificates	5.467%	9/15/39	3,260,000	3,701,137
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.409%	2/15/39	2,630,000	2,967,424	(c)
Credit Suisse Mortgage Capital Certificates, 2006-C5 A3	5.311%	12/15/39	5,916,050	6,716,994
Credit Suisse Mortgage Capital Certificates, 2007-C1 A3	5.383%	2/15/40	140,000	155,379
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.762%	9/15/39	8,600,000	8,944,292	(c)
DBUBS Mortgage Trust, 2011-LC3A XA, IO	1.461%	8/10/44	783,611	36,390	(a)(c)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.660%	6/25/34	138,323	123,862	(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2A	1.030%	9/19/44	217,110	185,368	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 2957 ZA, PAC	5.000%	3/15/35	23,661,224	26,929,170
Federal Home Loan Mortgage Corp. (FHLMC), 3111 HZ	6.000%	2/15/36	633,244	634,785
Federal Home Loan Mortgage Corp. (FHLMC), 3242 SC, IO	6.081%	11/15/36	5,999,503	1,024,833	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3256 S, IO	6.481%	12/15/36	5,944,451	1,071,177	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	33

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC), 3349 AS, IO	6.291%	7/15/37	2,719,335	$510,308	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3368 AI, IO	5.821%	9/15/37	6,211,087	1,031,954	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3621 SB, IO	6.021%	1/15/40	13,883,038	2,019,685	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3631 SJ, IO	6.031%	2/15/40	9,270,512	1,502,997	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 3639 EY	5.000%	2/15/30	11,624,946	13,212,123
Federal Home Loan Mortgage Corp. (FHLMC), 3641 Z	5.500%	2/15/36	37,212,337	42,555,210
Federal Home Loan Mortgage Corp. (FHLMC), 3768 MB	4.000%	12/15/39	27,950,934	30,561,300
Federal Home Loan Mortgage Corp. (FHLMC), 3788 IC, IO	6.000%	1/15/41	3,474,673	539,497
Federal Home Loan Mortgage Corp. (FHLMC), 3806 CZ	5.500%	7/15/34	28,380,473	33,273,408
Federal Home Loan Mortgage Corp. (FHLMC), 3997 SK, IO, PAC-1	6.391%	11/15/41	15,727,434	3,601,189	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4054 SA, IO	5.841%	8/15/39	14,648,222	1,875,432	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4057 BS, IO	5.841%	9/15/39	11,347,927	2,685,432	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4057 SA, IO	5.841%	4/15/39	38,611,301	8,372,370	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4063 S, IO	5.741%	6/15/42	4,008,268	961,876	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4068 DS, IO	5.791%	6/15/42	12,889,024	3,481,271	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4068 TS, IO	5.791%	6/15/42	11,681,921	2,742,047	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4073 SB, IO	5.791%	7/15/42	17,256,188	4,490,314	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4092 AI, IO	3.000%	9/15/31	12,222,658	1,432,741
Federal Home Loan Mortgage Corp. (FHLMC), 4102 MS, IO	6.391%	9/15/42	15,657,654	4,761,093	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4114 SC, IO	5.891%	10/15/42	9,548,579	2,524,727	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4119 IN, IO	3.500%	10/15/32	10,879,503	2,074,083
Federal Home Loan Mortgage Corp. (FHLMC), 4120 SV, IO	5.941%	10/15/42	8,273,175	2,345,205	(c)
Federal Home Loan Mortgage Corp. (FHLMC), 4136 SG, IO	5.941%	11/15/42	11,621,455	3,482,115	(c)

See Notes to Financial Statements.

34	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal Home Loan Mortgage Corp. (FHLMC) Reference REMIC, R007 ZA	6.000%	5/15/36	37,073,099	$42,682,851
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.675%	7/25/21	43,061,856	4,850,746	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K006 AX1, IO	1.051%	1/25/20	33,257,894	1,979,909	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.229%	4/25/20	112,905,501	7,575,846	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.675%	6/25/20	113,195,312	10,646,811	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K009 X1, IO	1.506%	8/25/20	35,230,565	2,909,305	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.271%	4/25/21	110,339,389	9,257,364	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.582%	10/25/21	27,928,392	3,046,066	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.456%	12/25/21	22,484,301	2,236,896	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K702 X1, IO	1.557%	2/25/18	2,753,852	187,763	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.090%	5/25/18	60,048,738	5,786,236	(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.395%	6/25/21	41,130,633	3,497,914	(c)
Federal National Mortgage Association (FNMA), 2006-083 SG, IO	6.290%	9/25/36	11,262,476	1,877,778	(c)
Federal National Mortgage Association (FNMA), 2006-104 IC, IO	6.390%	11/25/36	13,128,341	2,940,155	(c)
Federal National Mortgage Association (FNMA), 2008-12 KS, IO	6.790%	3/25/38	5,682,836	830,186	(c)
Federal National Mortgage Association (FNMA), 2009-101 NS, IO	5.950%	12/25/39	7,191,871	905,052	(c)
Federal National Mortgage Association (FNMA), 2010-027 AS, IO	6.270%	4/25/40	11,655,146	1,904,860	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	35

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2010-027 SG, IO	4.790%	4/25/40	6,291,613	$603,677	(c)
Federal National Mortgage Association (FNMA), 2010-075 PU	4.500%	4/25/39	25,865,000	27,131,195
Federal National Mortgage Association (FNMA), 2010-100 CS, IO	6.440%	9/25/40	9,964,961	1,766,486	(c)
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.290%	10/25/40	13,995,900	2,308,232	(c)
Federal National Mortgage Association (FNMA), 2010-123 PM	4.000%	7/25/40	19,331,985	21,562,587
Federal National Mortgage Association (FNMA), 2010-136 SA, IO	5.790%	12/25/40	14,104,207	2,506,141	(c)
Federal National Mortgage Association (FNMA), 2010-142 SM, IO	6.320%	12/25/40	2,046,057	295,025	(c)
Federal National Mortgage Association (FNMA), 2010-150 SN, IO	6.320%	1/25/41	14,806,086	2,575,267	(c)
Federal National Mortgage Association (FNMA), 2011-053 ST, IO	5.710%	6/25/41	15,195,007	2,188,008	(c)
Federal National Mortgage Association (FNMA), 2011-059 NZ	5.500%	7/25/41	542,897	651,287
Federal National Mortgage Association (FNMA), 2011-059 SW, IO	6.430%	7/25/41	8,647,652	1,186,112	(c)
Federal National Mortgage Association (FNMA), 2011-063 SW, IO	6.470%	7/25/41	14,847,595	2,294,944	(c)
Federal National Mortgage Association (FNMA), 2011-087 SJ, IO	5.740%	9/25/41	37,486,344	6,979,193	(c)
Federal National Mortgage Association (FNMA), 2011-096 BS, IO	6.220%	5/25/41	5,021,466	867,862	(c)
Federal National Mortgage Association (FNMA), 2011-099 KS, IO	6.490%	10/25/26	5,352,756	1,152,683	(c)
Federal National Mortgage Association (FNMA), 2011-117 LS, IO	6.390%	10/25/40	5,486,667	1,295,978	(c)
Federal National Mortgage Association (FNMA), 2012-009 MS, IO	6.490%	2/25/27	12,537,110	2,508,302	(c)
Federal National Mortgage Association (FNMA), 2012-016 ST, IO	6.240%	3/25/42	4,203,227	768,127	(c)
Federal National Mortgage Association (FNMA), 2012-017 SA, IO	6.490%	7/25/26	15,894,690	2,733,852	(c)
Federal National Mortgage Association (FNMA), 2012-017 WS, IO	6.340%	7/25/39	7,647,213	1,677,769	(c)
Federal National Mortgage Association (FNMA), 2012-025 B	6.500%	3/25/42	26,292,631	30,742,711
Federal National Mortgage Association (FNMA), 2012-028 B	6.500%	6/25/39	15,643,258	17,402,718

See Notes to Financial Statements.

36	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2012-035 MB	5.500%	4/25/42	90,968,782	$101,228,150
Federal National Mortgage Association (FNMA), 2012-046 BA	6.000%	5/25/42	23,276,498	26,020,308
Federal National Mortgage Association (FNMA), 2012-051 B	7.000%	5/25/42	51,998,435	61,156,555
Federal National Mortgage Association (FNMA), 2012-063 AS, IO	6.290%	6/25/42	13,306,271	2,611,884	(c)
Federal National Mortgage Association (FNMA), 2012-063 DS, IO	6.340%	3/25/39	6,531,910	1,701,813	(c)
Federal National Mortgage Association (FNMA), 2012-066 SA, IO	5.790%	6/25/42	26,012,601	4,652,661	(c)
Federal National Mortgage Association (FNMA), 2012-070 IW, IO	3.000%	2/25/27	3,923,783	513,659
Federal National Mortgage Association (FNMA), 2012-070 YS, IO	6.440%	2/25/41	5,207,130	1,212,442	(c)
Federal National Mortgage Association (FNMA), 2012-074 AI, IO	3.000%	7/25/27	10,616,632	1,222,852
Federal National Mortgage Association (FNMA), 2012-074 OA, PO	0.000%	3/25/42	1,642,858	1,542,954
Federal National Mortgage Association (FNMA), 2012-074 SA, IO	6.440%	3/25/42	17,557,142	3,392,679	(c)
Federal National Mortgage Association (FNMA), 2012-075 AO, PO	0.000%	3/25/42	1,042,858	979,113
Federal National Mortgage Association (FNMA), 2012-075 AS, IO	6.440%	3/25/42	4,857,142	917,781	(c)
Federal National Mortgage Association (FNMA), 2012-075 DS, IO	5.740%	7/25/42	28,529,305	7,394,074	(c)
Federal National Mortgage Association (FNMA), 2012-075 NS, IO	6.390%	7/25/42	93,582	22,120	(c)
Federal National Mortgage Association (FNMA), 2012-076 AC	6.500%	7/25/42	31,238,089	35,139,039
Federal National Mortgage Association (FNMA), 2012-083 YS, IO	5.190%	8/25/42	3,888,229	795,399	(c)
Federal National Mortgage Association (FNMA), 2012-084 KS, IO	5.790%	8/25/42	33,545,298	4,573,667	(c)
Federal National Mortgage Association (FNMA), 2012-093 IB, IO	3.000%	9/25/27	11,477,512	1,453,405
Federal National Mortgage Association (FNMA), 2012-093 SG, IO	5.890%	9/25/42	6,496,335	1,766,344	(c)
Federal National Mortgage Association (FNMA), 2012-093 UI, IO	3.000%	9/25/27	2,034,312	263,639
Federal National Mortgage Association (FNMA), 2012-111 JS, IO	5.890%	7/25/40	12,684,726	3,216,636	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	37

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), 2012-124 SE, IO	5.940%	11/25/42	7,338,646	$1,950,283	(c)
Federal National Mortgage Association (FNMA), 2012-134 MS, IO	5.940%	12/25/42	8,228,109	2,465,837	(c)
Federal National Mortgage Association (FNMA), 2012-139 DI, IO	3.000%	12/25/27	16,063,242	2,140,758
Federal National Mortgage Association (FNMA), 384 14, IO	5.500%	1/25/40	5,928,731	730,145
Federal National Mortgage Association (FNMA), 390 C3, IO	6.000%	7/25/38	9,598,514	1,116,685
Federal National Mortgage Association (FNMA), 407 22, IO	5.000%	1/25/39	3,888,593	424,596
Federal National Mortgage Association (FNMA), 407 23, IO	5.000%	1/25/39	1,985,229	209,222	(c)
Federal National Mortgage Association (FNMA), 407 27, IO	5.500%	1/25/39	1,785,679	220,336	(c)
Federal National Mortgage Association (FNMA), 407 34, IO	5.000%	1/25/38	1,861,465	227,586
Federal National Mortgage Association (FNMA), 407 41, IO	6.000%	1/25/38	10,474,111	1,535,661
Federal National Mortgage Association (FNMA), 409 C01, IO	3.000%	11/25/26	21,102,055	2,039,931
Federal National Mortgage Association (FNMA), 409 C02, IO	3.000%	4/25/27	534,219	55,140
Federal National Mortgage Association (FNMA), 409 C15, IO	4.000%	11/25/39	2,677,648	280,026
Federal National Mortgage Association (FNMA), 409 C18, IO	4.000%	4/25/42	10,199,277	1,190,680
Federal National Mortgage Association (FNMA) STRIPS, 409 C13, IO	3.500%	11/25/41	16,987,767	1,845,192
Federal National Mortgage Association (FNMA) STRIPS, 409 C22, IO	4.500%	11/25/39	9,362,331	986,860
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.580%	2/25/37	210,716	129,137	(c)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	9,485,000	10,827,905
Government National Mortgage Association (GNMA), 2006-16 GS, IO	6.779%	4/20/36	2,875,404	477,735	(c)
Government National Mortgage Association (GNMA), 2008-60 SH, IO	5.941%	7/16/38	1,523,148	226,292	(c)
Government National Mortgage Association (GNMA), 2009-087 KI, IO	6.089%	9/20/35	8,131,613	980,480	(c)
Government National Mortgage Association (GNMA), 2009-087 SI, IO	6.539%	2/20/35	9,802,248	1,701,491	(c)

See Notes to Financial Statements.

38	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2009-106 SC, IO, PAC	6.139%	11/20/39	8,190,143	$1,136,320	(c)
Government National Mortgage Association (GNMA), 2009-106 SU, IO	5.989%	5/20/37	17,123,739	2,579,414	(c)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.339%	11/20/38	2,018,389	278,614	(c)
Government National Mortgage Association (GNMA), 2010-014 SH, IO	5.791%	2/16/40	6,493,054	1,340,196	(c)
Government National Mortgage Association (GNMA), 2010-014 SX, IO	6.241%	2/16/40	11,088,266	1,758,378	(c)
Government National Mortgage Association (GNMA), 2010-020 SC, IO	5.939%	2/20/40	24,123,853	3,970,258	(c)
Government National Mortgage Association (GNMA), 2010-020 SE, IO	6.039%	2/20/40	22,759,309	4,046,334	(c)
Government National Mortgage Association (GNMA), 2010-026 QS, IO	6.039%	2/20/40	206,961	37,259	(c)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.289%	3/20/39	5,807,157	912,298	(c)
Government National Mortgage Association (GNMA), 2010-035 AS, IO	5.539%	3/20/40	40,994,490	6,096,795	(c)
Government National Mortgage Association (GNMA), 2010-035 DS, IO	5.469%	3/20/40	49,631,359	7,605,202	(c)
Government National Mortgage Association (GNMA), 2010-042 BS, IO	6.269%	4/20/40	2,695,958	488,572	(c)
Government National Mortgage Association (GNMA), 2010-042 PC	5.000%	7/20/39	7,100,000	8,584,383
Government National Mortgage Association (GNMA), 2010-047 XN, IO	6.341%	4/16/34	5,549,088	300,435	(c)
Government National Mortgage Association (GNMA), 2010-050 QS, IO	6.339%	12/20/38	588,718	92,792	(c)
Government National Mortgage Association (GNMA), 2010-057 QS, IO	6.289%	5/20/40	10,554,423	1,917,321	(c)
Government National Mortgage Association (GNMA), 2010-059 PB	4.500%	7/20/39	14,600,000	16,612,654
Government National Mortgage Association (GNMA), 2010-060 S, IO	6.289%	5/20/40	14,194,552	2,891,608	(c)
Government National Mortgage Association (GNMA), 2010-076 SH, IO	6.289%	5/20/40	3,464,173	703,111	(c)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.439%	1/20/40	1,766,653	306,865	(c)
Government National Mortgage Association (GNMA), 2010-086 PB	4.500%	10/20/39	40,000,000	45,725,880
Government National Mortgage Association (GNMA), 2010-093 PS, IO	6.489%	6/20/35	7,404,994	733,159	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	39

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-101 NI, IO	5.000%	11/20/36	15,149,889	$1,139,550
Government National Mortgage Association (GNMA), 2010-113 BS, IO	5.789%	9/20/40	14,708,338	2,308,802	(c)
Government National Mortgage Association (GNMA), 2010-116 MH	5.000%	7/20/40	30,000,000	35,258,730
Government National Mortgage Association (GNMA), 2010-118, IO	1.777%	4/16/53	25,059,212	1,924,096	(c)
Government National Mortgage Association (GNMA), 2010-121 SE, IO	5.789%	9/20/40	12,624,514	2,216,501	(c)
Government National Mortgage Association (GNMA), 2010-157 SP, IO, PAC	4.039%	12/20/40	49,908,028	6,867,869	(c)
Government National Mortgage Association (GNMA), 2010-167 US, IO	6.419%	11/20/38	4,799,186	605,603	(c)
Government National Mortgage Association (GNMA), 2010-H10 FC	1.209%	5/20/60	1,131,165	1,162,771	(c)
Government National Mortgage Association (GNMA), 2010-H26 LF	0.560%	8/20/58	1,407,748	1,408,001	(c)
Government National Mortgage Association (GNMA), 2010-H27 FA	0.590%	12/20/60	559,322	560,186	(c)
Government National Mortgage Association (GNMA), 2010-H28 FE	0.610%	12/20/60	14,670,161	14,686,635	(c)
Government National Mortgage Association (GNMA), 2011-004 PS, IO	5.969%	9/20/40	7,816,604	1,216,157	(c)
Government National Mortgage Association (GNMA), 2011-011 SA, IO	5.789%	1/20/41	8,684,434	1,278,918	(c)
Government National Mortgage Association (GNMA), 2011-032 S, IO	5.791%	3/16/41	2,323,648	279,289	(c)
Government National Mortgage Association (GNMA), 2011-032 SD, IO	5.789%	3/20/41	5,138,066	806,695	(c)
Government National Mortgage Association (GNMA), 2011-040 SA, IO	5.921%	2/16/36	16,783,497	2,187,986	(c)
Government National Mortgage Association (GNMA), 2011-070 BS, IO	6.491%	12/16/36	11,206,167	1,601,064	(c)
Government National Mortgage Association (GNMA), 2011-135 D	5.000%	4/16/40	21,900,000	25,015,297
Government National Mortgage Association (GNMA), 2011-140 AI, IO	4.000%	10/16/26	369,250	34,274
Government National Mortgage Association (GNMA), 2011-141 HS, IO	5.889%	10/20/41	3,588,636	850,785	(c)
Government National Mortgage Association (GNMA), 2011-146 NS, IO, PAC	6.491%	4/16/40	619,113	135,921	(c)
Government National Mortgage Association (GNMA), 2011-146 YS, IO	6.441%	11/16/41	6,387,915	1,545,875	(c)

See Notes to Financial Statements.

40	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2011-H06 FA	0.660%	2/20/61	876,099	$880,555	(c)
Government National Mortgage Association (GNMA), 2011-H08 FG	0.690%	3/20/61	12,286,858	12,367,447	(c)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.710%	3/20/61	10,813,237	10,895,050	(c)
Government National Mortgage Association (GNMA), 2012-066 CI, IO	3.500%	2/20/38	15,322,685	2,300,405
Government National Mortgage Association (GNMA), 2012-074 LS, IO	5.889%	6/20/42	12,253,614	2,939,980	(c)
Government National Mortgage Association (GNMA), 2012-081 AI, IO	3.500%	4/20/27	13,006,418	1,794,965
Government National Mortgage Association (GNMA), 2012-098 SA, IO	5.891%	8/16/42	13,405,028	3,156,651	(c)
Government National Mortgage Association (GNMA), 2012-77 KS, IO	6.489%	9/20/32	1,768,280	394,740	(c)
Greenpoint Mortgage Funding Trust, 2005-AR5 2A2	0.480%	11/25/46	350,085	1,142,152	(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 3A1	0.440%	4/25/36	2,834,640	1,545,973	(c)
Greenwich Capital Commercial Funding Corp., 2006-GG7	5.867%	7/10/38	2,160,000	2,480,566	(c)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	5.867%	7/10/38	3,065,000	3,448,159	(c)
GS Mortgage Securities Corp. II, 2011-GC5 X4, IO	1.756%	8/10/44	305,237	26,301	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.560%	3/25/35	12,965,772	10,856,863	(a)(c)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.560%	9/25/35	22,876,016	19,158,114	(a)(c)
GSR Mortgage Loan Trust, 2005-AR7 1A1	3.135%	11/25/35	1,865,197	1,624,406	(c)
Harborview Mortgage Loan Trust, 2005-3	0.450%	6/19/35	10,953,332	8,795,821	(c)
Harborview Mortgage Loan Trust, 2005-7 1A1	2.888%	6/19/45	4,360,843	2,623,134	(c)
Harborview Mortgage Loan Trust, 2006-02	3.001%	2/25/36	2,872,776	1,905,714	(c)
Harborview Mortgage Loan Trust, 2006-07 2A1A	0.410%	9/19/46	2,892,134	2,112,770	(c)
Harborview Mortgage Loan Trust, 2006-13 A	0.390%	11/19/46	496,988	289,994	(c)
Harborview Mortgage Loan Trust, 2007-4 2A1	0.430%	7/19/47	613,781	469,380	(c)
IMPAC CMB Trust, 2003-4 1A1	0.850%	10/25/33	51,908	48,602	(c)
IMPAC CMB Trust, 2007-A A	0.460%	5/25/37	13,960,262	13,272,203	(c)
IMPAC Secured Assets Corp., 2005-1 5A1	0.480%	7/25/35	43,026	23,147	(c)
IMPAC Secured Assets Corp., 2006-2 2A1	0.560%	8/25/36	2,333,096	2,323,731	(c)
Indymac Index Mortgage Loan Trust, 2004-AR2 2A1	0.830%	6/25/34	21,823	19,775	(c)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.667%	3/25/35	205,580	176,672	(c)
Indymac Index Mortgage Loan Trust, 2006-AR06 2A1A	0.410%	6/25/47	424,745	275,549	(c)
Indymac Index Mortgage Loan Trust, 2006-AR15 A1	0.330%	7/25/36	156,943	101,187	(c)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	4.712%	8/25/37	524,011	402,267	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	41

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Indymac INDX Mortgage Loan Trust, 2005-AR09 1A1	2.638%	7/25/35	92,886	$63,253	(c)
Indymac INDX Mortgage Loan Trust, 2005-AR13	2.616%	8/25/35	427,725	283,204	(c)
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 A4	5.399%	5/15/45	1,775,000	2,037,943
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	4,464,000	5,014,987
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	27,869,000	31,881,662
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB20 AMFX	5.930%	2/12/51	1,550,000	1,792,811	(c)
La Hipotecaria SA, 2007-1GA A	5.273%	12/23/36	242,353	240,838	(a)(b)(c)
LB-UBS Commercial Mortgage Trust, 2001-C3 X, IO, STRIPS	0.738%	6/15/36	1,204,931	981	(a)(c)(e)
LB-UBS Commercial Mortgage Trust, 2007-C1 A4	5.424%	2/15/40	1,007,000	1,169,016
Luminent Mortgage Trust, 2006-4 A1A	0.400%	5/25/46	365,702	225,573	(c)
Luminent Mortgage Trust, 2006-7 2A1	0.380%	12/25/36	3,321,424	2,338,548	(c)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.434%	12/25/34	22,517	21,193	(c)
MASTR Adjustable Rate Mortgages Trust, 2004-6 5A1	3.064%	7/25/34	706,644	694,656	(c)
MASTR Adjustable Rate Mortgages Trust, 2005-1 7A1	2.739%	2/25/35	616,603	547,864	(c)
MASTR Adjustable Rate Mortgages Trust, 2006-0A1 1A1	0.420%	4/25/46	351,831	241,660	(c)
MASTR Adjustable Rate Mortgages Trust, 2006-2 3A1	2.983%	1/25/36	1,352,125	1,262,554	(c)
MASTR Alternative Loans Trust, PAC, 2003-7 7A1	0.610%	11/25/33	2,371	2,366	(c)
MASTR ARM Trust, 2004-4 3A1	2.541%	5/25/34	1,033,461	1,017,655	(c)
MASTR Reperforming Loan Trust, 2005-1 1A1	6.000%	8/25/34	3,125,637	3,056,023	(a)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	4,672,504	4,732,995	(a)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.560%	5/25/35	4,533,243	3,777,682	(a)(c)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.517%	2/25/35	39,001	39,326	(c)
Merrill Lynch Mortgage Trust, 2007-C1 A4	5.849%	6/12/50	3,110,000	3,577,713	(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2006-4 AM	5.204%	12/12/49	1,666,000	1,841,900	(c)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.949%	8/12/49	920,000	1,064,862	(c)
MLCC Mortgage Investors Inc., 2003-B A1	0.890%	4/25/28	1,796,466	1,763,494	(c)
MLCC Mortgage Investors Inc., 2006-1 1A	2.779%	2/25/36	436,251	395,006	(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	1.937%	8/15/45	30,520,184	3,416,582	(a)(c)
Morgan Stanley Capital I, 2007-HQ11 A31	5.439%	2/12/44	3,995,000	4,178,035
Morgan Stanley Capital I, 2007-IQ14 A4	5.692%	4/15/49	11,000,000	12,772,936	(c)
Morgan Stanley Capital I Inc., 2007-IQ15 A4	5.882%	6/11/49	160,000	188,101	(c)

See Notes to Financial Statements.

42	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Morgan Stanley Mortgage Loan Trust, 2004-08AR 4A1	2.832%	10/25/34	6,908	$6,622	(c)
Morgan Stanley Mortgage Loan Trust, 2004-10AR 4A	2.935%	11/25/34	2,920,293	2,873,986	(c)
Morgan Stanley Mortgage Loan Trust, 2004-5AR 2A	3.000%	7/25/34	93,563	92,038	(c)
Morgan Stanley Mortgage Loan Trust, 2005-03AR 2A2	2.717%	7/25/35	4,817,127	4,028,289	(c)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 3A1	4.859%	5/25/36	6,875,842	4,609,262	(c)
Mortgage IT Trust, 2005-2 1A1	0.470%	5/25/35	69,213	64,794	(c)
Mortgage IT Trust, 2005-3 A1	0.510%	8/25/35	131,380	117,411	(c)
Nomura Asset Acceptance Corp., 2005-AP2 A5	4.976%	5/25/35	438,313	403,171
Prime Mortgage Trust, 2005-2 2A1	7.037%	10/25/32	515,780	511,349	(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	52,498,590	51,737,203	(a)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.660%	1/25/37	25,681,753	14,690,708	(c)
RBSSP Resecuritization Trust, 2010-3 4A1	3.453%	12/26/35	121,121	122,313	(a)(c)
Residential Accredit Loans Inc., 2005-QO3 A1	0.610%	10/25/45	1,654,780	1,135,757	(c)
Residential Accredit Loans Inc., 2006-QO3 A2	0.470%	4/25/46	5,003,854	2,353,343	(c)
Residential Accredit Loans Inc., 2006-QO3 A3	0.540%	4/25/46	7,006,024	3,295,045	(c)
Residential Accredit Loans Inc., 2007-QS4 3A9	6.000%	3/25/37	6,726,034	5,265,213
Residential Accredit Loans Inc., Series 2006-Q03, Class A1	0.420%	4/25/46	9,646,764	4,536,796	(c)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	138,273	148,371
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	1,230,075	1,216,160
Residential Asset Mortgage Products Inc., 2005-SL1 A7	8.000%	5/25/32	256,576	250,515
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	511,832	527,014
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.610%	5/25/34	51,130	48,412	(c)
Sequoia Mortgage Trust, 2007-3 1A1	0.411%	7/20/36	430,294	390,043	(c)
Structured ARM Loan Trust, 2004-08 1A1	2.840%	7/25/34	4,662	4,471	(c)
Structured ARM Loan Trust, 2004-09XS A	0.580%	7/25/34	114,393	103,351	(c)
Structured ARM Loan Trust, 2004-16 5A2	5.070%	11/25/34	17,006,103	16,951,446	(c)
Structured ARM Loan Trust, 2005-19XS 2A1	0.510%	10/25/35	218,310	192,154	(c)
Structured Asset Mortgage Investments Inc., 2003-AR1 A1	0.950%	10/19/33	503,592	488,397	(c)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.420%	4/25/36	3,369,844	2,228,498	(c)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	43

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Structured Asset Mortgage Investments Inc., 2006-AR6 1A1	0.390%	7/25/46	315,079	$208,871	(c)
Structured Asset Securities Corp., 2002-9 A2	0.510%	10/25/27	80,790	79,810	(c)
Structured Asset Securities Corp., 2005-RF1 A	0.560%	3/25/35	89,712	72,812	(a)(c)
Thornburg Mortgage Securities Trust, 2004-01	1.872%	3/25/44	38,950	39,239	(c)
Thornburg Mortgage Securities Trust, 2004-03 A	0.950%	9/25/44	768,969	754,275	(c)
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.152%	9/25/37	18,466,189	18,398,898	(c)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.108%	9/25/37	17,635,540	18,052,250	(c)
UBS Barclays Commercial Mortgage Trust, 2012-C4 AS	3.317%	12/10/45	5,150,000	5,206,887	(a)
Voyager BRSTN Delaware Trust, 2009-1 UAU7, IO	0.459%	12/26/36	1,024,452	821,499	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2002-AR19 A6	2.461%	2/25/33	104,626	104,500	(c)
WaMu Mortgage Pass-Through Certificates, 2003-AR9 1A7	2.444%	9/25/33	39,192	39,956	(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR14 1A1	2.537%	12/25/35	46,085	46,005	(c)
Washington Mutual Inc., 2005-AR15 A1A1	0.470%	11/25/45	12,120,705	11,224,403	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	153,428	151,821	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.530%	1/25/45	1,619,815	1,514,243	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR06 2A1A	0.440%	4/25/45	6,906,439	6,457,348	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 1A1A	0.480%	7/25/45	6,542,200	6,096,519	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR11 A1A	0.530%	8/25/45	620,284	580,798	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1A1	0.500%	10/25/45	12,974,313	12,317,086	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.480%	12/25/45	16,530,915	15,271,937	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR10 1A1	2.708%	9/25/36	327,935	264,348	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.916%	6/25/47	44,730	36,349	(c)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.538%	9/25/36	498,850	407,749	(c)
Wells Fargo Alternative Loan Trust, 2007-PA2 2A1	0.640%	6/25/37	29,844,008	18,184,402	(c)
Wells Fargo Mortgage Backed Securities Trust, 2004-Y 1A2	2.679%	11/25/34	141,128	141,671	(c)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR4 2A2	2.693%	4/25/35	538,161	543,717	(c)

See Notes to Financial Statements.

44	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.723%	4/25/36	76,550	$69,850	(c)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 3A2	2.699%	4/25/36	5,149,281	4,737,838	(c)
Wells Fargo Mortgage Loan Trust, 2010-RR4 2A1	3.148%	8/27/35	345,222	348,330	(a)
WF-RBS Commercial Mortgage Trust, 2011-C2 XA, IO	1.152%	2/15/44	966,201	47,026	(a)(c)
WF-RBS Commercial Mortgage Trust, 2012-C7 XA, IO	1.608%	6/15/45	218,483	23,766	(a)(c)
Total Collateralized Mortgage Obligations (Cost — $1,502,388,873)				1,513,198,833
Collateralized Senior Loans — 1.5%
Consumer Discretionary — 0.5%
Auto Components — 0.0%
Allison Transmission Inc., Term Loan B	2.710%	8/7/14	868,903	871,890	(h)
Schaeffler AG, Term Loan C2	6.000%	1/27/17	3,500,000	3,518,750	(h)
Total Auto Components				4,390,640
Hotels, Restaurants & Leisure — 0.2%
Caesars Entertainment Operating Co. Inc., Extended Term Loan B6	5.460%	1/28/18	2,746,212	2,449,278	(h)
Caesars Entertainment Operating Co. Inc., Incremental Term Loan B4	9.500%	10/31/16	1,473,485	1,491,494	(h)
CCM Merger Inc., New Term Loan B	6.000%	3/1/17	752,434	753,826	(h)
Dunkin Brands Inc., New Term Loan B2	4.000%	11/23/17	6,393,008	6,429,378	(h)
Landry’s Inc., Term Loan B	6.500%	4/24/18	3,473,750	3,507,403	(h)
Las Vegas Sands LLC, Extended Delayed Draw Term Loan	2.700%	11/23/16	423,825	424,293	(h)
Las Vegas Sands LLC, Extended Term Loan B	2.760%	11/23/16	2,108,733	2,111,065	(h)
Wendys/Arbys Restaurants, LLC, New Term Loan B	4.750%	5/15/19	2,992,500	3,018,149	(h)
Total Hotels, Restaurants & Leisure				20,184,886
Media — 0.2%
AMC Entertainment Inc., Extended Term Loan B2	4.250%	12/15/16	2,936,842	2,948,775	(h)
Bresnan Broadband Holdings LLC, Term Loan B	4.500%	12/14/17	1,984,810	1,995,356	(h)
Cengage Learning Acquisitions Inc., Extended Term Loan	5.720%	7/5/17	4,781,764	3,753,684	(h)
Charter Communications Operating LLC, Extended Term Loan C	3.470%	9/6/16	1,898,457	1,905,565	(h)
Charter Communications Operating LLC, Term Loan D	4.000%	5/15/19	1,488,750	1,498,985	(h)
Univision Communications Inc., Extended Term Loan	4.462%	3/31/17	3,097,202	3,043,001	(h)
UPC Financing Partnership, Term Loan T	3.714%	12/30/16	65,864	65,337	(h)
Total Media				15,210,703
Multiline Retail — 0.0%
Neiman Marcus Group Inc., Extended Term Loan	4.750%	5/16/18	4,000,000	4,002,224	(h)

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	45

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	4,694,349	$4,311,760	(h)
Michaels Stores Inc., Term Loan B2	4.813%	7/29/16	2,000,000	2,015,714	(h)
Party City Holdings Inc., New Term Loan B	5.750%	7/26/19	1,995,000	2,013,392	(h)
Total Specialty Retail				8,340,866
Total Consumer Discretionary				52,129,319
Consumer Staples — 0.1%
Food Products — 0.1%
Del Monte Foods Co., Term Loan B	4.500%	3/8/18	3,835,037	3,838,232	(h)
Household Products — 0.0%
Visant Corp., Term Loan B	5.250%	12/22/16	2,779,656	2,509,334	(h)
Personal Products — 0.0%
NBTY Inc., Term Loan B1	4.250%	10/2/17	3,447,873	3,475,439	(h)
Total Consumer Staples				9,823,005
Energy — 0.0%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	4,332,126	3,590,249	(h)
Financials — 0.0%
Diversified Financial Services — 0.0%
Star West Generation LLC, Term Loan B	6.000%	5/17/18	2,538,462	2,535,288	(h)
Health Care — 0.2%
Biotechnology — 0.0%
Exopack LLC, Term Loan B	6.500-7.250%	5/31/17	2,423,100	2,410,985	(h)
Health Care Equipment & Supplies — 0.0%
Kinetic Concepts Inc., Term Loan B	7.000%	5/4/18	907,344	916,417	(h)
Health Care Providers & Services — 0.2%
Capsugel Holdings US Inc., Term Loan B	4.750%	8/1/18	1,802,599	1,820,063	(h)
CRC Health Corp., Term B2	4.712%	11/16/15	2,948,625	2,867,537	(h)
Emergency Medical Services Corp., Term Loan B	5.250%	5/25/18	4,055,830	4,081,179	(h)
Hanger Orthopedic Group Inc., Term Loan	4.000%	12/1/16	1,473,869	1,477,554	(h)
IASIS Healthcare LLC, Term Loan	5.000%	5/3/18	2,161,234	2,166,637	(h)
Quintiles Transnational Corp., Term Loan B	5.000%	6/8/18	2,955,000	2,955,000	(h)
Total Health Care Providers & Services				15,367,970
Health Care Technology — 0.0%
Multiplan Inc., Term Loan B	4.750%	8/26/17	2,075,099	2,082,233	(h)
Total Health Care				20,777,605
Industrials — 0.2%
Aerospace & Defense — 0.0%
FGI Operating Co. LLC, Term Loan	5.500%	4/19/19	1,990,926	1,936,175	(h)

See Notes to Financial Statements.

46	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — 0.0%
Delta Air Lines Inc., Term Loan B	5.500%	4/20/17	3,940,000	$3,973,451	(h)
Commercial Services & Supplies — 0.1%
Nielsen Finance LLC, Term Loan C	3.463%	5/2/16	7,559,851	7,585,502	(h)
Sensus Metering Systems Inc., First Lien Term Loan	4.750%	5/9/17	982,500	983,728	(h)
Total Commercial Services & Supplies				8,569,230
Construction & Engineering — 0.1%
BakerCorp	5.000%	6/1/18	4,952,424	4,973,061	(h)
Road & Rail — 0.0%
Hertz Corp., Term Loan	3.750%	3/9/18	4,922,424	4,911,659	(h)
Total Industrials				24,363,576
Information Technology — 0.2%
IT Services — 0.2%
First Data Corp., Add on Term Loan	5.211%	9/24/18	5,000,000	4,900,000	(h)
First Data Corp., Extended Term Loan B	5.211%	3/23/18	15,556,443	14,795,905	(h)
First Data Corp., Non-Extended Term Loan B2	2.961%	9/24/14	293,841	293,382	(h)
SunGard Data Systems Inc., Term Loan A	1.959%	2/28/14	5,408	5,423	(h)
SunGard Data Systems Inc., Term Loan B	3.835-3.937%	2/26/16	1,291,681	1,297,317	(h)
Total Information Technology				21,292,027
Materials — 0.1%
Construction Materials — 0.1%
Fairmount Minerals Ltd., New Term Loan B	5.250%	3/15/17	4,951,344	4,927,474	(h)
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.1%
Intelsat Jackson Holdings Ltd., Term Loan	4.500%	4/2/18	3,950,000	3,975,394	(h)
Intelsat Jackson Holdings Ltd., Term Loan B1	4.500%	4/2/18	753,063	757,905	(h)
Total Diversified Telecommunication Services				4,733,299
Wireless Telecommunication Services — 0.1%
Crown Castle International Corp., Term Loan B	4.000%	1/31/19	1,984,962	1,993,895	(h)
MetroPCS Inc., Term Loan B3	4.000%	3/16/18	3,929,942	3,934,854	(h)
Telesat LLC, Term Loan B	4.250%	3/28/19	3,980,000	4,003,215	(h)
Total Wireless Telecommunication Services				9,931,964
Total Telecommunication Services				14,665,263
Utilities — 0.0%
Electric Utilities — 0.0%
Equipower Resources Holdings LLC, Term Loan	5.500%	12/21/18	2,985,000	3,003,656	(h)
Total Collateralized Senior Loans (Cost — $159,083,085)				157,107,462

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	47

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Mortgage-Backed Securities — 20.8%
FHLMC — 1.3%
Federal Home Loan Mortgage Corp. (FHLMC)	6.000%	1/1/13-11/1/36	1,225,733	$1,322,592
Federal Home Loan Mortgage Corp. (FHLMC)	5.500%	12/1/13-12/1/38	34,430,504	37,195,927
Federal Home Loan Mortgage Corp. (FHLMC)	7.000%	10/1/16-4/1/32	505,727	599,265
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	6/1/27	9,212,993	9,632,376
Federal Home Loan Mortgage Corp. (FHLMC)	6.500%	7/1/29-9/1/39	5,091,520	5,790,710
Federal Home Loan Mortgage Corp. (FHLMC)	2.850%	8/1/35	3,639,843	3,876,947	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.711%	9/1/35	578,004	616,053	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.831%	9/1/35	2,252,968	2,402,331	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.780%	10/1/35	1,340,696	1,434,318	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.637%	12/1/35	2,178,651	2,323,670	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.154%	12/1/35	94,021	97,260	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.909%	1/1/36	266,333	285,065	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.165%	2/1/37	48,169	50,682	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.320%	2/1/37	52,289	54,788	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.182%	5/1/37	219,624	231,287	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.335%	5/1/37	2,457,548	2,612,558	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.837%	5/1/37	133,934	143,401	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	3.295%	5/1/37	1,513,827	1,614,142	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.775%	6/1/37	257,291	274,429	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	2.980%	6/1/37	601,715	637,344	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.784%	7/1/37	4,727,498	5,103,380	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	3.047%	8/1/37	3,335,705	3,533,705	(c)
Federal Home Loan Mortgage Corp. (FHLMC)	5.000%	3/1/38-11/1/41	5,937,406	6,412,777
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	1/1/40-10/1/42	9,138,683	10,104,814
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	5/1/13-11/1/35	81,495	88,470
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	10/1/15-1/1/32	258,218	286,770
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.000%	3/1/17	322,738	349,012
Federal Home Loan Mortgage Corp. (FHLMC), Gold	4.000%	10/1/25-10/1/42	27,059,390	29,817,185
Federal Home Loan Mortgage Corp. (FHLMC), Gold	3.500%	10/1/42-11/1/42	2,795,605	3,042,847
Total FHLMC				129,934,105
FNMA — 13.5%
Federal National Mortgage Association (FNMA)	6.500%	2/1/14-6/1/35	1,112,401	1,264,121
Federal National Mortgage Association (FNMA)	5.500%	1/1/17-5/1/40	35,844,671	39,142,525

See Notes to Financial Statements.

48	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
FNMA — continued
Federal National Mortgage Association (FNMA)	9.500%	11/1/21	401	$460
Federal National Mortgage Association (FNMA)	6.000%	4/1/24-10/1/40	101,970,806	111,793,216
Federal National Mortgage Association (FNMA)	2.500%	1/17/28-1/14/43	112,100,000	116,515,969	(i)
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-2/1/39	27,769,774	33,057,615
Federal National Mortgage Association (FNMA)	7.500%	11/1/29	9,184	11,174
Federal National Mortgage Association (FNMA)	4.500%	4/1/31-11/1/41	196,050,526	216,816,000
Federal National Mortgage Association (FNMA)	5.000%	7/1/33-9/1/41	81,431,394	89,009,109
Federal National Mortgage Association (FNMA)	2.890%	5/1/35	1,623,384	1,719,457	(c)
Federal National Mortgage Association (FNMA)	2.652%	6/1/35	776,721	826,007	(c)
Federal National Mortgage Association (FNMA)	3.124%	6/1/35	4,802,186	5,112,999	(c)
Federal National Mortgage Association (FNMA)	2.753%	8/1/35	756,909	806,366	(c)
Federal National Mortgage Association (FNMA)	2.810%	9/1/35	2,683,111	2,862,802	(c)
Federal National Mortgage Association (FNMA)	2.817%	9/1/35	1,519,290	1,620,215	(c)
Federal National Mortgage Association (FNMA)	2.736%	10/1/35	1,282,834	1,372,280	(c)
Federal National Mortgage Association (FNMA)	2.750%	10/1/35	904,566	962,396	(c)
Federal National Mortgage Association (FNMA)	2.778%	10/1/35	1,473,150	1,569,994	(c)
Federal National Mortgage Association (FNMA)	3.480%	10/1/35	1,413,642	1,507,372	(c)
Federal National Mortgage Association (FNMA)	2.112%	11/1/35	108,929	114,409	(c)
Federal National Mortgage Association (FNMA)	2.117%	11/1/35	128,835	135,389	(c)
Federal National Mortgage Association (FNMA)	2.118%	11/1/35	106,536	112,194	(c)
Federal National Mortgage Association (FNMA)	2.128%	11/1/35	163,074	171,334	(c)
Federal National Mortgage Association (FNMA)	2.143%	11/1/35	89,617	94,123	(c)
Federal National Mortgage Association (FNMA)	4.918%	12/1/35	945,397	1,009,795	(c)
Federal National Mortgage Association (FNMA)	3.037%	2/1/36	206,362	222,469	(c)
Federal National Mortgage Association (FNMA)	2.120%	2/1/37	6,749,028	7,092,747	(c)
Federal National Mortgage Association (FNMA)	1.699%	8/1/37	262,039	279,850	(c)
Federal National Mortgage Association (FNMA)	2.293%	8/1/37	290,913	308,826	(c)
Federal National Mortgage Association (FNMA)	2.743%	11/1/37	77,799	82,460	(c)
Federal National Mortgage Association (FNMA)	4.000%	10/1/41-1/1/43	232,181,699	254,230,242
Federal National Mortgage Association (FNMA)	3.500%	8/1/42-12/1/42	58,622,358	63,433,230
Federal National Mortgage Association (FNMA)	2.500%	10/1/42	10,147,871	10,359,237
Federal National Mortgage Association (FNMA)	3.000%	1/14/43	383,300,000	401,626,531	(i)
Federal National Mortgage Association (FNMA)	3.500%	1/14/43	37,100,000	39,553,527	(i)
Total FNMA				1,404,796,440
GNMA — 6.0%
Government National Mortgage Association (GNMA)	7.500%	3/15/23-9/15/31	118,767	135,173
Government National Mortgage Association (GNMA)	7.000%	8/15/23-7/15/31	325,110	385,250

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	49

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
GNMA — continued
Government National Mortgage Association (GNMA)	8.500%	11/15/27	4,111	$4,126
Government National Mortgage Association (GNMA)	6.500%	4/15/28-3/15/39	20,648,351	23,867,145
Government National Mortgage Association (GNMA)	6.000%	1/15/29-11/20/41	56,035,532	62,763,354
Government National Mortgage Association (GNMA)	8.000%	12/15/30-1/15/31	21,710	23,999
Government National Mortgage Association (GNMA)	0.611%	8/20/31	1,339	1,353	(c)
Government National Mortgage Association (GNMA)	5.500%	7/15/33-6/15/35	6,407,528	7,077,132
Government National Mortgage Association (GNMA)	5.000%	4/20/35-11/20/40	97,632,430	108,126,258
Government National Mortgage Association (GNMA)	5.500%	6/15/36	18,591,806	20,683,384	(b)
Government National Mortgage Association (GNMA)	4.500%	1/20/40-3/20/41	191,108,630	210,703,334
Government National Mortgage Association (GNMA) I	3.000%	1/17/28-1/22/43	32,500,000	34,600,736	(i)
Government National Mortgage Association (GNMA) I	4.000%	1/22/43	34,500,000	37,836,799	(i)
Government National Mortgage Association (GNMA) II	3.500%	1/22/43	105,600,000	114,732,753	(i)
Total GNMA				620,940,796
Total Mortgage-Backed Securities (Cost — $2,119,151,086)				2,155,671,341
Municipal Bonds — 0.6%
Florida — 0.0%
Southwest Student Services Corp.	0.088%	12/1/18	4,800,000	4,409,962	(c)(j)
Kentucky — 0.1%
Kentucky Higher Education Student Loan Corp., Student Loan Revenue	1.713%	5/1/32	10,250,000	9,406,692	(c)
Ohio — 0.0%
Student Loan Funding Corp., OH, Guaranteed Student Loans	0.228%	9/1/47	50,000	49,590	(c)(j)
Pennsylvania — 0.5%
Pennsylvania State Higher Education Assistance Agency Revenue, Guaranteed Student Loans	2.072%	6/1/47	1,350,000	1,285,999	(c)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.409%	5/1/46	44,575,000	42,392,207	(c)
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.831%	5/1/46	4,600,000	4,372,511	(c)

See Notes to Financial Statements.

50	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Pennsylvania — continued
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.986%	5/1/46	2,450,000		$2,328,708	(c)
Total Pennsylvania					50,379,425
Total Municipal Bonds (Cost — $60,953,427)					64,245,669
Sovereign Bonds — 2.8%
Brazil — 1.0%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	13,190,000	BRL	6,608,052
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	171,819,000	BRL	88,352,728
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	8,789,000	BRL	4,521,521
Total Brazil					99,482,301
Canada — 0.0%
Province of British Columbia	4.300%	5/30/13	180,000		182,970
Chile — 0.0%
Corporacion Nacional del Cobre de Chile, Senior Notes	4.750%	10/15/14	2,590,000		2,746,918	(a)
Malaysia — 0.2%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	49,601,000	MYR	16,541,382
Government of Malaysia, Senior Bonds	4.262%	9/15/16	19,010,000	MYR	6,460,888
Total Malaysia					23,002,270
Mexico — 1.6%
Mexican Bonos, Bonds	8.000%	6/11/20	964,063,000	MXN	87,521,703
Mexican Bonos, Bonds	6.500%	6/9/22	736,732,600	MXN	61,665,242
Mexican Bonos, Bonds	10.000%	12/5/24	39,070,000	MXN	4,229,409
United Mexican States, Medium-Term Notes	5.625%	1/15/17	374,000		433,840
United Mexican States, Medium-Term Notes	6.050%	1/11/40	2,930,000		3,929,130
United Mexican States, Senior Notes	4.750%	3/8/44	6,478,000		7,320,140
Total Mexico					165,099,464
Uruguay — 0.0%
Republic of Uruguay, Benchmark Bonds	7.875%	1/15/33	1		1	(k)
Total Sovereign Bonds (Cost — $293,427,800)					290,513,924
U.S. Government & Agency Obligations — 19.1%
U.S. Government Agencies — 2.7%
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	2,585,000		3,556,774
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	45,010,000		68,550,410
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	86,850,000		76,085,550
Federal National Mortgage Association (FNMA), Senior Notes	3.625%	2/12/13	240,000		240,929

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	51

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	460,000	$466,808
Financing Corp. (FICO) Strip	0.000%	4/5/19	320,000	289,376
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	13,770,000	12,757,588
Financing Corp. (FICO) Strip, Debentures	0.000%	11/30/17	1,240,000	1,164,669
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	3,895,000	3,657,195
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	14,603,000	13,691,612
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	25,773,000	23,949,406
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	14,614,000	13,394,067
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	1,890,000	1,722,039
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	11,765,000	11,058,441
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	15,231,000	14,153,315
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	728,000	654,341
Tennessee Valley Authority, Global Power Bonds 2000	7.125%	5/1/30	840,000	1,288,216
Tennessee Valley Authority, Notes	5.250%	9/15/39	23,513,000	30,936,430
Total U.S. Government Agencies				277,617,166
U.S. Government Obligations — 16.4%
U.S. Treasury Bonds	3.125%	2/15/42	113,620,000	118,803,913
U.S. Treasury Bonds	2.750%	8/15/42	402,293,000	388,464,178
U.S. Treasury Notes	1.375%	2/15/13	330,000	330,503
U.S. Treasury Notes	0.500%	5/31/13	725,000	726,161
U.S. Treasury Notes	0.125%	8/31/13	1,020,000	1,019,761
U.S. Treasury Notes	0.250%	6/30/14	680,000	680,266
U.S. Treasury Notes	0.250%	8/31/14	910,000	910,248
U.S. Treasury Notes	0.250%	9/15/15	1,955,000	1,950,723
U.S. Treasury Notes	0.250%	10/15/15	5,940,000	5,926,540
U.S. Treasury Notes	0.375%	11/15/15	4,910,000	4,914,606
U.S. Treasury Notes	1.000%	9/30/16	42,650,000	43,462,994
U.S. Treasury Notes	0.625%	8/31/17	144,710,000	144,574,262
U.S. Treasury Notes	0.750%	10/31/17	58,160,000	58,350,823
U.S. Treasury Notes	1.000%	9/30/19	119,250,000	118,430,156
U.S. Treasury Notes	1.250%	10/31/19	351,330,000	354,239,364
U.S. Treasury Notes	1.125%	12/31/19	257,380,000	256,656,247
U.S. Treasury Notes	1.625%	8/15/22	72,885,000	72,406,729
U.S. Treasury Notes	1.625%	11/15/22	134,020,000	132,554,089
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/24	6,080,000	4,712,018
Total U.S. Government Obligations				1,709,113,581
Total U.S. Government & Agency Obligations (Cost — $1,947,278,983)				1,986,730,747

See Notes to Financial Statements.

52	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 1.4%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	40,342,744	$52,905,717
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	65,782,170	90,697,167
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	1,015,836	1,314,952
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	590,986	979,560
Total U.S. Treasury Inflation Protected Securities (Cost — $102,503,843)				145,897,396

			Shares
Common Stocks — 0.0%
Financials — 0.0%
Diversified Financial Services — 0.0%
PB Investors II LLC (Cost — $9,649,957)			80,790	0	(b)(e)(f)
Convertible Preferred Stocks — 0.0%
Financials — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	5.375%		29	108,025	*
Utilities — 0.0%
Electric Utilities — 0.0%
AES Trust III	6.750%		71,200	3,535,080
Total Convertible Preferred Stocks (Cost — $6,233,675)				3,643,105
Preferred Stocks — 0.1%
Financials — 0.1%
Consumer Finance — 0.1%
GMAC Capital Trust I	8.125%		454,841	12,121,513	(c)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.875%		82,775	2,309,422	(c)
Total Preferred Stocks (Cost — $13,228,694)				14,430,935

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Treasury 10-Year Notes, Call @ $133.50		1/25/13	1,787	530,516
U.S. Treasury 30-Year Notes, Call @ $152.00		1/25/13	742	127,531
Total Purchased Options (Cost — $1,352,422)				658,047

			Warrants
Warrants — 0.0%
SemGroup Corp. (Cost — $0)		11/30/14	147	2,173	*(e)
Total Investments before Short-Term Investments (Cost — $9,519,406,989)				9,941,232,361

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	53

Western Asset Core Plus Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 10.1%
U.S. Government Agencies — 8.6%
Federal Home Loan Bank (FHLB), Discount Notes	0.120%	1/1/00	75,000,000	$74,992,750	(l)
Federal Home Loan Bank (FHLB), Discount Notes	0.130%	2/1/13	20,000,000	19,997,761	(l)
Federal Home Loan Bank (FHLB), Discount Notes	0.120%	2/4/13	25,000,000	24,997,167	(l)
Federal Home Loan Bank (FHLB), Discount Notes	0.100%	3/11/13	25,000,000	24,997,650	(l)
Federal Home Loan Bank (FHLB), Discount Notes	0.120%	3/13/13	40,000,000	39,996,120	(l)
Federal Home Loan Bank (FHLB), Discount Notes	0.085-0.160%	3/15/13	125,000,000	124,987,500	(l)
Federal Home Loan Bank (FHLB), Discount Notes	0.085%	3/22/13	100,000,000	99,989,000	(l)
Federal Home Loan Bank (FHLB), Discount Notes	0.115%	4/2/13	25,000,000	24,995,625	(l)
Federal Home Loan Bank (FHLB), Discount Notes	0.090%	4/9/13	50,000,000	49,990,550	(l)
Federal Home Loan Bank (FHLB), Discount Notes	0.090%	5/3/13	25,000,000	24,992,450	(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.140%	2/20/13	50,000,000	49,990,277	(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.150%	3/19/13	25,000,000	24,997,350	(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.150%	3/26/13	50,000,000	49,994,250	(l)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.155%	4/15/13	75,000,000	74,985,000	(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.160%	3/27/13	50,000,000	49,994,150	(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.140-0.150%	4/1/13	52,500,000	52,490,917	(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.150%	4/10/13	75,000,000	74,985,675	(l)
Total U.S. Government Agencies (Cost — $887,257,112)				887,374,192
Repurchase Agreements — 1.5%
Barclays Capital Inc. repurchase agreement dated 12/31/12; Proceeds at maturity — $159,839,421; (Fully collateralized by U.S. government obligations, 0.250% due 10/15/15; Market value — $163,032,641) (Cost — $159,838,000)	0.160%	1/2/13	159,838,000	159,838,000
Total Short-Term Investments (Cost — $1,047,095,112)				1,047,212,192
Total Investments — 105.8% (Cost — $10,566,502,101#)				10,988,444,553
Liabilities in Excess of Other Assets — (5.8)%				(607,048,871)
Total Net Assets — 100.0%				$10,381,395,682

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

See Notes to Financial Statements.

54	Western Asset Core Plus Bond Fund 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Western Asset Core Plus Bond Fund

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	The coupon payment on these securities is currently in default as of December 31, 2012.

(e)	Illiquid security (unaudited).

(f)	Value is less than $1.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(k)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(l)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $10,569,996,889.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CD	— Certificate of Deposit
CMB	— Cash Management Bill
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PAC	— Planned Amortization Class
PO	— Principal Only
REMIC	— Real Estate Mortgage Investment Conduit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Security	Expiration Date	Strike Rate	Notional Par	Value
Interest rate swaption with JPMorgan Securities Inc., Call	10/7/13	4.86%	124,700,000	$32,802,020
Interest rate swaption with JPMorgan Securities Inc., Put	10/7/13	4.86	124,700,000	29,454
Total Written Options (Premiums Received — $15,088,700)				$32,831,474

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	55

Statement of assets and liabilities

December 31, 2012

Assets:
Investments, at value (Cost — $10,566,502,101)	$10,988,444,553
Foreign currency, at value (Cost — $14,115,051)	14,290,192
Cash	1,714,985
Receivable for securities sold	346,594,833
Interest receivable	69,928,627
Receivable for Fund shares sold	52,551,221
Deposits with brokers for swap contracts	47,504,000
Deposits with brokers for open futures contracts	15,177,524
Unrealized appreciation on forward foreign currency contracts	9,584,070
Swaps, at value (net premiums paid — $2,601,053)	4,271,818
Receivable from broker — variation margin on open futures contracts	3,010,237
Principal paydown receivable	1,094,557
Receivable for open swap contracts	125,151
Prepaid expenses	253,182
Other receivables	380,750
Total Assets	11,554,925,700

Liabilities:
Payable for securities purchased	1,088,895,889
Written options, at value (premiums received — $15,088,700)	32,831,474
Payable for Fund shares repurchased	16,380,258
Swaps, at value (net premiums received — $1,703,110)	14,586,218
Unrealized depreciation on forward foreign currency contracts	12,342,141
Investment management fee payable	3,483,753
Distributions payable	1,815,073
Payable for open swap contracts	1,256,580
Service and/or distribution fees payable	682,073
Directors’ fees payable	8,825
Accrued expenses and other liabilities	1,247,734
Total Liabilities	1,173,530,018
Total Net Assets	$10,381,395,682

Net Assets:
Par value (Note 7)	$889,531
Paid-in capital in excess of par value	10,410,931,783
Undistributed net investment income	40,281,127
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(465,649,131)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	394,942,372
Total Net Assets	$10,381,395,682

See Notes to Financial Statements.

56	Western Asset Core Plus Bond Fund 2012 Annual Report

Statement of assets and liabilities (cont’d)

December 31, 2012

Shares Outstanding:
Class A	13,897,066
Class C	526,419
Class C1	3,844,254
Class FI	251,464,143
Class R	38,656
Class I	410,153,062
Class IS	209,607,762

Net Asset Value:
Class A (and redemption price)	$11.67
Class C*	$11.68
Class C1*	$11.66
Class FI (and redemption price)	$11.67
Class R (and redemption price)	$11.66
Class I (and redemption price)	$11.67
Class IS (and redemption price)	$11.67
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.19

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	57

Statement of operations

For the Year Ended December 31, 2012

Investment Income:
Interest	$336,709,434
Dividends	841,242
Less: Foreign taxes withheld	(10,264)
Total Investment Income	337,540,412

Expenses:
Investment management fee (Note 2)	38,711,947
Service and/or distribution fees (Notes 2 and 5)	6,522,781
Transfer agent fees (Note 5)	3,225,127
Fund accounting fees	649,469
Directors’ fees	509,277
Custody fees	376,828
Legal fees	310,817
Insurance	171,084
Registration fees	160,294
Shareholder reports (Note 5)	110,713
Audit and tax	96,707
Miscellaneous expenses	79,772
Total Expenses	50,924,816
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(472,746)
Net Expenses	50,452,070
Net Investment Income	287,088,342

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	398,199
Futures contracts	(42,976,746)
Written options	(1,172,399)
Swap contracts	(5,089,245)
Foreign currency transactions	22,965,247
Net Realized Loss	(25,874,944)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	510,343,180
Futures contracts	5,192,623
Written options	8,323,789
Swap contracts	(1,256,339)
Foreign currencies	(17,629,333)
Change in Net Unrealized Appreciation (Depreciation)	504,973,920
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	479,098,976
Increase in Net Assets from Operations	$766,187,318

See Notes to Financial Statements.

58	Western Asset Core Plus Bond Fund 2012 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2012	2011

Operations:
Net investment income	$287,088,342	$276,529,516
Net realized gain (loss)	(25,874,944)	117,979,351
Change in net unrealized appreciation (depreciation)	504,973,920	154,274,038
Increase in Net Assets From Operations	766,187,318	548,782,905

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(299,935,110)	(294,458,572)
Decrease in Net Assets From Distributions to Shareholders	(299,935,110)	(294,458,572)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	2,629,509,186	3,546,894,370
Reinvestment of distributions	273,670,237	265,143,774
Cost of shares repurchased	(2,150,126,579)	(3,050,575,892)
Net assets of shares issued in connection with merger (Note 8)	209,928,772	—
Increase in Net Assets From Fund Share Transactions	962,981,616	761,462,252
Increase in Net Assets	1,429,233,824	1,015,786,585

Net Assets:
Beginning of year	8,952,161,858	7,936,375,273
End of year*	$10,381,395,682	$8,952,161,858
* Includes undistributed net investment income of:	$40,281,127	$18,068,679

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	59

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2012[2]

Net asset value, beginning of period	$11.34

Income from operations:
Net investment income	0.21
Net realized and unrealized gain	0.34
Total income from operations	0.55

Less distributions from:
Net investment income	(0.22)
Total distributions	(0.22)

Net asset value, end of period	$11.67
Total return[3]	4.88%

Net assets, end of period (000s)	$162,174

Ratios to average net assets:
Gross expenses[4]	0.81%
Net expenses[4,5,6,7]	0.81
Net investment income[4]	2.67

Portfolio turnover rate[8]	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 385% for the period ended December 31, 2012.

See Notes to Financial Statements.

60	Western Asset Core Plus Bond Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2012[2]

Net asset value, beginning of period	$11.34

Income from operations:
Net investment income	0.14
Net realized and unrealized gain	0.36
Total income from operations	0.50

Less distributions from:
Net investment income	(0.16)
Total distributions	(0.16)

Net asset value, end of period	$11.68
Total return[3]	4.45%

Net assets, end of period (000s)	$6,146

Ratios to average net assets:
Gross expenses[4]	1.48%
Net expenses[4,5,6,7]	1.48
Net investment income[4]	1.89

Portfolio turnover rate[8]	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 385% for the period ended December 31, 2012.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	61

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class C1 Shares[1]	2012[2]

Net asset value, beginning of period	$11.67

Income (loss) from operations:
Net investment income	0.06
Net realized and unrealized loss	(0.01)
Total income from operations	0.05

Less distributions from:
Net investment income	(0.06)
Total distributions	(0.06)

Net asset value, end of period	$11.66
Total return[3]	0.47%

Net assets, end of period (000s)	$44,839

Ratios to average net assets:
Gross expenses[4]	1.26%
Net expenses[4,5,6,7]	1.26
Net investment income[4]	2.22

Portfolio turnover rate[8]	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 4, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C1 shares did not exceed 1.51%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 385% for the period ended December 31, 2012.

See Notes to Financial Statements.

62	Western Asset Core Plus Bond Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class FI Shares[1]	2012	2011	2010[2]	2009	2008[3]	2008[4]

Net asset value, beginning of year	$11.10	$10.78	$10.13	$8.66	$9.88	$10.56

Income (loss) from operations:
Net investment income	0.32	0.33	0.42	0.45	0.37	0.52
Net realized and unrealized gain (loss)	0.59	0.35	0.76	1.71	(1.17)	(0.62)
Total income (loss) from operations	0.91	0.68	1.18	2.16	(0.80)	(0.10)

Less distributions from:
Net investment income	(0.34)	(0.36)	(0.53)	(0.55)	(0.42)	(0.50)
Net realized gains	—	—	—	(0.14)	—	(0.08)
Total distributions	(0.34)	(0.36)	(0.53)	(0.69)	(0.42)	(0.58)

Net asset value, end of year	$11.67	$11.10	$10.78	$10.13	$8.66	$9.88
Total return[5]	8.25%	6.37%	11.80%	25.78%	(8.28)%	(0.97)%

Net assets, end of year (000s)	$2,934,467	$2,122,142	$923,350	$757,048	$840,452	$1,215,985

Ratios to average net assets:
Gross expenses	0.75%	0.78%	0.76%	0.86%	0.77%[6]	0.68%
Net expenses[7,8]	0.73 [9]	0.70	0.70	0.70	0.70 [6]	0.68
Net investment income	2.79	3.04	3.90	4.90	5.20 [6]	5.10

Portfolio turnover rate	127%[10]	170%[10]	464%	202%	124%[11]	488%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Financial Intermediary Class shares were renamed Class FI shares.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent. The manager intends to voluntarily waive fees and/or reimburse operating expenses so that total annual operating expenses are not expected to exceed 0.74% until April 30, 2013. Prior to May 1, 2012, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 0.70%.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 385% and 734% for the years ended December 31, 2012 and 2011, respectively.

[11]	Not annualized.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	63

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class R Shares[1]	2012[2]

Net asset value, beginning of period	$11.34

Income from operations:
Net investment income	0.19
Net realized and unrealized gain	0.33
Total income from operations	0.52

Less distributions from:
Net investment income	(0.20)
Total distributions	(0.20)

Net asset value, end of period	$11.66
Total return[3]	4.57%

Net assets, end of period (000s)	$451

Ratios to average net assets:
Gross expenses[4]	1.24%
Net expenses[4,5,6,7]	1.02
Net investment income[4]	2.45

Portfolio turnover rate[8]	127%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 385% for the period ended December 31, 2012.

See Notes to Financial Statements.

64	Western Asset Core Plus Bond Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2012	2011	2010[2]	2009	2008[3]	2008[4]

Net asset value, beginning of year	$11.11	$10.78	$10.14	$8.66	$9.87	$10.55

Income (loss) from operations:
Net investment income	0.35	0.36	0.45	0.48	0.39	0.55
Net realized and unrealized gain (loss)	0.58	0.35	0.75	1.71	(1.17)	(0.62)
Total income (loss) from operations	0.93	0.71	1.20	2.19	(0.78)	(0.07)

Less distributions from:
Net investment income	(0.37)	(0.38)	(0.56)	(0.57)	(0.43)	(0.53)
Net realized gains	—	—	—	(0.14)	—	(0.08)
Total distributions	(0.37)	(0.38)	(0.56)	(0.71)	(0.43)	(0.61)

Net asset value, end of year	$11.67	$11.11	$10.78	$10.14	$8.66	$9.87
Total return[5]	8.44%	6.72%	11.97%	26.20%	(8.01)%	(0.72)%

Net assets, end of year (000s)	$4,787,737	$4,698,991	$5,188,774	$5,466,554	$6,607,180	$12,943,882

Ratios to average net assets:
Gross expenses	0.46%	0.45%	0.45%	0.46%	0.46%[6]	0.43%
Net expenses[7]	0.46 [8]	0.45	0.45	0.46	0.46 [6]	0.43 [8]
Net investment income	3.06	3.28	4.20	5.20	5.50 [6]	5.40

Portfolio turnover rate	127%[9]	170%[9]	464%	202%	124%[10]	488%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Class shares were renamed Class I shares.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 385% and 734% for the years ended December 31, 2012 and 2011, respectively.

[10]	Not annualized.

See Notes to Financial Statements.

Western Asset Core Plus Bond Fund 2012 Annual Report	65

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1]	2012	2011	2010[2]	2009	2008[3]

Net asset value, beginning of year	$11.10	$10.78	$10.13	$8.66	$9.34

Income (loss) from operations:
Net investment income	0.35	0.36	0.45	0.48	0.20
Net realized and unrealized gain (loss)	0.59	0.35	0.76	1.70	(0.62)
Total income (loss) from operations	0.94	0.71	1.21	2.18	(0.42)

Less distributions from:
Net investment income	(0.37)	(0.39)	(0.56)	(0.57)	(0.26)
Net realized gains	—	—	—	(0.14)	—
Total distributions	(0.37)	(0.39)	(0.56)	(0.71)	(0.26)

Net asset value, end of year	$11.67	$11.10	$10.78	$10.13	$8.66
Total return[4]	8.57%	6.65%	12.10%	26.11%	(4.54)%

Net assets, end of year (000s)	$2,445,582	$2,131,029	$1,824,251	$1,835,921	$1,559,843

Ratios to average net assets:
Gross expenses	0.43%	0.43%	0.43%	0.43%	0.44%[5]
Net expenses[6]	0.43 [7,8]	0.43	0.43	0.43 [8]	0.44 [5,8]
Net investment income	3.09	3.30	4.20	5.20	5.70 [5]

Portfolio turnover rate	127%[9]	170%[9]	464%	202%	124%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[3]	For the period August 4, 2008 (inception date) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, effective May 1, 2012, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent. Prior to May 1, 2012, as a result of expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.45%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 385% and 734% for the years ended December 31, 2012 and 2011, respectively.

[10]	Not annualized.

See Notes to Financial Statements.

66	Western Asset Core Plus Bond Fund 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Core Plus Bond Fund (formerly Western Asset Core Plus Bond Portfolio) (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making

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fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$3,300,840,615	$17,447,272		$3,318,287,887
Asset-backed securities	—	290,844,842	—		290,844,842
Collateralized mortgage obligations	—	1,513,198,833	—		1,513,198,833
Collateralized senior loans	—	157,107,462	—		157,107,462
Mortgage-backed securities	—	2,155,671,341	—		2,155,671,341
Municipal bonds	—	64,245,669	—		64,245,669
Sovereign bonds	—	290,513,924	—		290,513,924
U.S. government & agency obligations	—	1,986,730,747	—		1,986,730,747
U.S. Treasury inflation protected securities	—	145,897,396	—		145,897,396
Common stocks	—	—	0	*	0	*
Convertible preferred stocks	$3,535,080	108,025	—		3,643,105
Preferred stocks	14,430,935	—	—		14,430,935
Purchased options	658,047	—	—		658,047
Warrants	—	2,173	—		2,173
Total long-term investments	$18,624,062	$9,905,161,027	$17,447,272		$9,941,232,361
Short-term investments†	—	1,047,212,192	—		1,047,212,192
Total investments	$18,624,062	$10,952,373,219	$17,447,272		$10,988,444,553
Other financial instruments:
Futures contracts	$6,512,584	—	—		$6,512,584
Forward foreign currency contracts	—	$9,584,070	—		9,584,070
Credit default swaps on corporate issues — sell protection‡	—	1,578,059	—		1,578,059
Credit default swaps on corporate issues — buy protection	—	602,942	—		602,942
Credit default swaps on credit indices — sell protection‡	—	717,781	—		717,781
Credit default swaps on credit indices — buy protection‡	—	1,372,331	—		1,372,331
Total return swaps‡	—	705	—		705
Total other financial instruments	$6,512,584	$13,855,888	—		$20,368,472
Total	$25,136,646	$10,966,229,107	$17,447,272		$11,008,813,025

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LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$32,831,474	—	$32,831,474
Futures contracts	$1,962,369	—	—	1,962,369
Forward foreign currency contracts	—	12,342,141	—	12,342,141
Interest rate swaps	—	10,993,410	—	10,993,410
Credit default swaps on corporate issues — sell protection‡	—	813,506	—	813,506
Credit default swaps on corporate issues — buy protection	—	461,619	—	461,619
Credit default swaps on credit indices — sell protection‡	—	1,372,824	—	1,372,824
Credit default swaps on credit indices — buy protection‡	—	944,859	—	944,859
Total	$1,962,369	$59,759,833	—	$61,722,202

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are

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delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(d) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk

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of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At December 31, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(i) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

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Notes to financial statements (cont’d)

(j) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2012, the total notional value of all credit default swaps to sell protection is $139,221,604. This amount would be offset by the value of the swap’s reference entity, upfront

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premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the

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Notes to financial statements (cont’d)

counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

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The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(n) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect

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Notes to financial statements (cont’d)

the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(o) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

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The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2012, the Fund held written options, forward foreign currency contracts, credit default swaps and interest rate swaps with credit related contingent features which had a liability position of $59,759,833. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2012, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $47,504,000, which could be used to reduce the required payment.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

78	Western Asset Core Plus Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$6,283,855	$(6,283,855)
(b)	$34,684,225	(34,684,225)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryfoward.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.450% of the Fund’s average daily net assets up to $500 million, 0.425% of the average daily net assets of the next $500 million and 0.400% of the Fund’s average daily net assets in excess of $1 billion.

On May 1, 2012, the investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed: 0.90%, 1.65%, 1.51%, 0.85%, 1.15% and 0.45% for Class A, Class C, Class C1, Class FI, Class R, and Class IS shares, respectively. These arrangements cannot be terminated prior to December 31, 2014 without the Board of Directors’ consent. Prior to May 1, 2012, the investment manager had agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational

Western Asset Core Plus Bond Fund 2012 Annual Report	79

expenses) so that total operating expenses are not expected to exceed: 0.70% and 0.45% for Class FI and Class IS shares, respectively. Western Asset, Western Asset Limited, Western Singapore and Western Japan also agreed to waive their advisory fees (which are paid by LMPFA and not the Fund) under the Fee Cap.

As of December 31, 2012, as a result of voluntary expense limitation arrangements, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 0.74%. This arrangement is expected to continue until April 30, 2013, but may be terminated at any time by the investment manager.

During the year ended December 31, 2012, fees waived and/or expenses reimbursed amounted to $472,746.

Prior to July 1, 2012, the investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the day on which the investment manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Effective on July 1, 2012, the investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding this limit or any other lower limit then in effect.

Pursuant to the new arrangements, at December 31, 2012, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A*	Class C*	Class C1**	Class FI	Class R*	Class I	Class IS
Expires December 31, 2013	—	—	—	$1,417,345	—	—	—
Expires December 31, 2014	$75	$2	$21	467,400	$219	$2,213	$2,816
Fee waivers/expense reimbursements subject to recapture	$75	$2	$21	$1,884,745	$219	$2,213	$2,816

*	The class commenced operations on April 30, 2012.

**	The class commenced operations on October 4, 2012.

For the year ended December 31, 2012, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C and Class C1 shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares,

80	Western Asset Core Plus Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2012, LMIS and its affiliates received sales charges of $12,498 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C	Class C1
CDSCs	$637	$571	$994

All officers and one Director of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$1,576,053,808	$35,541,354,134
Sales	1,881,319,297	34,415,351,080

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$552,562,935
Gross unrealized depreciation	(134,115,271)
Net unrealized appreciation	$418,447,664

At December 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	1,971	6/13	$491,043,818	$491,148,562	$104,744
U.S. Treasury Ultra Long-Term Bonds	493	3/13	81,930,001	80,158,719	(1,771,282)
					(1,666,538)
Contracts to Sell:
90-Day Eurodollar	1,971	6/14	$490,417,957	$490,532,625	$(114,668)
U.S. Treasury 2-Year Notes	176	3/13	38,782,678	38,802,500	(19,822)
U.S. Treasury 5-Year Notes	823	3/13	102,336,177	102,392,774	(56,597)
U.S. Treasury 10-Year Notes	8,074	3/13	1,075,053,340	1,072,075,813	2,977,527
U.S. Treasury 30-Year Notes	2,536	3/13	377,490,313	374,060,000	3,430,313
					6,216,753
Net unrealized gain on open futures contracts					$4,550,215

Western Asset Core Plus Bond Fund 2012 Annual Report	81

During the year ended December 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount/ Notional Par	Premiums
Written options, outstanding as of December 31, 2011	836,980,654	$36,626,385
Options written	1,737,247,147	18,523,263
Options closed	(1,289,791,866)	(34,189,864)
Options exercised	—	—
Options expired	(1,035,035,935)	(5,871,084)
Written options, outstanding as of December 31, 2012	249,400,000	$15,088,700
At December 31, 2012, the Fund held TBA securities with a total cost of $745,206,942.

At December 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Credit Suisse First Boston Inc.	31,293,419	$41,322,202	2/15/13	$1,409,949
Contracts to Sell:
Euro	Citibank N.A.	29,626,000	39,113,750	1/25/13	(466,633)
British Pound	Citibank N.A.	62,020,000	100,735,050	2/15/13	(1,855,013)
Euro	Citibank N.A.	81,134,951	107,136,737	2/15/13	(3,709,147)
Euro	Goldman Sachs Group Inc.	47,500,000	62,722,599	2/15/13	(1,908,824)
Euro	JPMorgan Chase & Co.	50,815,000	67,099,976	2/15/13	(1,741,825)
Euro	Morgan Stanley Co. Inc.	63,690,000	84,101,102	2/15/13	(2,660,699)
Japanese Yen	Citibank N.A.	12,536,776,000	144,760,950	2/15/13	8,174,121
					(4,168,020)
Net unrealized loss on open forward foreign currency contracts					$(2,758,071)

At December 31, 2012, the Fund held the following open swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Banc of America Securities LLC	$5,510,000	12/16/13	5.381% semi-annually	3-Month LIBOR	—	$(266,883)
Banc of America Securities LLC	7,950,000	11/10/15	4.864% semi-annually	3-Month LIBOR	—	(996,859)
Banc of America Securities LLC	5,500,000	1/15/16	5.451% semi-annually	3-Month LIBOR	—	(826,959)
Banc of America Securities LLC	8,270,000	10/3/16	5.425% semi-annually	3-Month LIBOR	—	(1,492,524)
Credit Suisse	5,300,000	8/15/13	5.023% semi-annually	3-Month LIBOR	—	(154,983)
Credit Suisse	6,630,000	3/15/14	5.131% semi-annually	3-Month LIBOR	—	(384,883)
Credit Suisse	5,350,000	9/15/15	5.160% semi-annually	3-Month LIBOR	—	(680,764)

82	Western Asset Core Plus Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse	$4,880,000	3/1/17	5.335% semi-annually	3-Month LIBOR	—	$(942,418)
Deutsche Bank AG	10,890,000	6/15/16	5.183% semi-annually	3-Month LIBOR	—	(1,736,805)
Deutsche Bank AG	8,270,000	4/1/17	5.435% semi-annually	3-Month LIBOR	—	(1,660,043)
JPMorgan Chase & Co.	8,250,000	9/15/14	5.000% semi-annually	3-Month LIBOR	—	(652,051)
RBS Greenwich	8,230,000	3/1/16	5.120% semi-annually	3-Month LIBOR	—	(1,198,238)
Total	$85,030,000				—	$(10,993,410)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2012[3]	Periodic Payments Received By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC (AES Corp., 7.750%, due 3/1/14)	$5,600,000	3/20/17	2.77%	2.800% quarterly	$6,817	—	$6,817
Banc of America Securities LLC (AES Corp., 7.750%, due 3/1/14)	3,600,000	3/20/17	2.77%	2.600% quarterly	(24,177)	—	(24,177)
Deutsche Bank AG (AES Corp., 7.750%, due 3/1/14)	1,700,000	12/20/16	2.63%	2.210% quarterly	(26,655)	—	(26,655)
Deutsche Bank AG (AES Corp., 7.750%, due 3/1/14)	2,500,000	12/20/16	2.63%	2.200% quarterly	(40,140)	—	(40,140)
Deutsche Bank AG (Ford Motor Credit Co., 5.000%, due 5/15/18)	4,450,000	9/20/17	1.42%	3.650% quarterly	442,655	—	442,655
Deutsche Bank AG (Ford Motor Credit Co., 5.000%, due 5/15/18)	3,500,000	9/20/17	1.42%	3.650% quarterly	348,156	—	348,156
Deutsche Bank AG (Ford Motor Credit Co., 7.450%, due 7/16/31)	2,600,000	3/20/15	1.02%	2.930% quarterly	109,474	—	109,474
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	19,810,000	6/20/18	1.62%	1.000% quarterly	(629,500)	$(646,813)	17,313
Goldman Sachs Group Inc. (Ford Motor Credit Co., 7.000%, due 10/1/13)	6,400,000	9/20/17	1.42%	3.770% quarterly	670,957	—	670,957
RBS Greenwich (Ally Financial Inc., 7.500%, due 9/15/20)	4,200,000	12/20/16	2.14%	1.550% quarterly	(93,034)	—	(93,034)
Total	$54,360,000				$764,553	$(646,813)	$1,411,366

Western Asset Core Plus Bond Fund 2012 Annual Report	83

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2012[3]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Banc of America Securities LLC (Home Depot Inc., 5.875%, due 12/16/36)	$5,510,000	12/20/13	0.10%	0.635% quarterly	$(28,958)	—	$(28,958)
Banc of America Securities LLC (Marriot International Inc., 4.625%, due 6/15/12)	7,950,000	12/20/15	0.50%	0.730% monthly	(54,069)	—	(54,069)
Banc of America Securities LLC (Masco Corp., 5.875%, due 7/15/12)	8,270,000	12/20/16	1.69%	1.040% quarterly	205,731	—	205,731
Banc of America Securities LLC (Viacom Inc., 4.625%, due 5/15/18)	5,500,000	12/20/15	0.51%	1.130% quarterly	(101,329)	—	(101,329)
Credit Suisse (AmerisourceBergen Corp., 5.875%, due 9/15/15)	5,350,000	9/20/15	0.39%	0.900% quarterly	(74,218)	—	(74,218)
Credit Suisse (Masco Corp., 6.125%, due 10/3/16)	5,830,000	9/20/13	0.33%	0.750% quarterly	(17,820)	—	(17,820)
Credit Suisse (Southwest Airlines Co., 5.250%, due 10/1/14)	4,880,000	3/20/17	1.13%	0.690% quarterly	87,725	—	87,725
Credit Suisse (Waste Management Inc., 5.000%, due 3/15/14)	6,630,000	3/20/14	0.23%	0.490% quarterly	(20,849)	—	(20,849)
Deutsche Bank AG (AutoZone Inc., 6.950%, due 6/15/16)	10,890,000	6/20/16	0.31%	0.580% quarterly	(102,284)	—	(102,284)
Deutsche Bank AG (CenturyTel Inc., 7.875%, due 8/15/12)	8,270,000	3/20/17	1.81%	0.890% quarterly	309,486	—	309,486
JPMorgan Chase & Co. (Bell South Corp., 6.000%, due 11/15/34)	8,250,000	9/20/14	0.24%	0.280% quarterly	(5,565)	—	(5,565)
RBS Greenwich (Home Depot Inc., 5.400%, due 3/1/16)	8,230,000	3/20/16	0.27%	0.480% monthly	(56,527)	—	(56,527)
Total	$85,560,000				$141,323	—	$141,323

84	Western Asset Core Plus Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC (CMBX 2 2006-2 AAA Index)	$15,093,000	3/15/49	0.070% quarterly	$(459,457)	$(864,356)	$404,899
CDX BNP Paribas (Markit CDX.NA.HY.19 Index)	23,000,000	12/20/17	5.000% quarterly	(70,219)	(46,000)	(24,219)
Credit Suisse (CDX.HY.10 Index)	10,126,000	6/20/13	5.000% quarterly	203,144	(101,200)	304,344
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	8,265,000	3/15/49	0.070% monthly	(251,601)	(473,500)	221,899
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AAA Index)	4,910,000	2/17/51	0.350% monthly	(213,217)	(391,488)	178,271
Credit Suisse First Boston Inc. (CMBX NA AM 1 Index)	5,136,000	10/12/52	0.500% monthly	(195,339)	(460,275)	264,936
Deutsche Bank AG (iBoxx.IG.Hi-Vol2)	8,330,932	9/20/14	1.300% quarterly	15,409	8,088	7,321
Goldman Sachs Group Inc. (CMBX NA AM 1 Index)	4,524,000	10/12/52	0.500% monthly	(172,063)	(404,064)	232,001
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA Index)	100,000	3/15/49	0.070% monthly	(3,044)	(5,364)	2,320
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	2,558,836	6/25/36	4.420% monthly	249,614	63,165	186,449
Morgan Stanley & Co. Inc. (PrimeX.ARM.1)	2,558,836	6/25/36	4.420% monthly	249,614	51,680	197,934
UBS Warburg LLC (CMBX 2 2006-2 AAA Index)	259,000	3/15/49	0.070% monthly	(7,884)	(14,525)	6,641
Total	$84,861,604			$(655,043)	$(2,637,839)	$1,982,796

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
BNP Paribas (MARKIT CDX.NA.HY.18)	$22,770,000	6/20/17	5.000% quarterly	$(329,202)	$793,712	$(1,122,914)
BNP Paribas (MARKIT CDX.NA.HY.18)	23,760,000	6/20/17	5.000% quarterly	(343,515)	715,369	(1,058,884)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	12,625,640	10/12/52	0.100% monthly	252,724	495,259	(242,535)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	11,469,835	10/12/52	0.100% monthly	229,588	434,381	(204,793)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	486,707	10/12/52	0.100% monthly	9,742	21,278	(11,536)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	10,865,168	10/12/52	0.100% monthly	217,485	432,759	(215,274)
JPMorgan Securities Inc. (CMBX 1 2006-1 AAA Index)	12,167,680	10/12/52	0.100% monthly	243,557	403,303	(159,746)
JPMorgan Securities Inc. (Markit CDX.NA.HY.19)	22,600,000	12/20/17	5.000% quarterly	(68,998)	(94,649)	25,651

Western Asset Core Plus Bond Fund 2012 Annual Report	85

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA Index)	$20,944,269	10/12/52	0.100% quarterly	$419,235	$792,926	$(373,691)
RBS Greenwich (CDX.HY.10)	10,126,000	6/20/13	5.000% quarterly	(203,144)	188,843	(391,987)
Total	$147,815,299			$427,472	$4,183,181	$(3,755,709)

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund†	Periodic Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc.	$3,184,877	1/12/41	1-Month LIBOR	IOS.FN30.400.10	$(586)	$1,291

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

At December 31, 2012, the Fund held collateral received from Goldman Sachs Group Inc. and Morgan Stanley & Co. Inc., in the amounts of $844,027 and $1,110,559 on credit default swap contracts valued at $716,379 and $915,419, respectively. Net exposures to the counterparties were $(127,648) and $(195,140), respectively. Net exposure represents the net receivable/payable that would be due from/to the counterparty in the event of default.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

86	Western Asset Core Plus Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2012.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$658,047	—	—	$658,047
Futures contracts[3]	6,512,584	—	—	6,512,584
Swap contracts[4]	705	—	$4,271,113	4,271,818
Forward foreign currency contracts	—	$9,584,070	—	9,584,070
Total	$7,171,336	$9,584,070	$4,271,113	$21,026,519

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$32,831,474	—	—	$32,831,474
Futures contracts[3]	1,962,369	—	—	1,962,369
Swap contracts[4]	10,993,410	—	$3,592,808	14,586,218
Forward foreign currency contracts	—	$12,342,141	—	12,342,141
Total	$45,787,253	$12,342,141	$3,592,808	$61,722,202

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	$(4,973,446)	—	$(3,496,079)	$(8,469,525)
Written options	(7,293,059)	—	6,120,660	(1,172,399)
Futures contracts	(42,976,746)	—	—	(42,976,746)
Swap contracts	(8,487,331)	—	3,398,086	(5,089,245)
Forward foreign currency contracts	—	$24,140,062	—	24,140,062
Total	$(63,730,582)	$24,140,062	$6,022,667	$(33,567,853)

Western Asset Core Plus Bond Fund 2012 Annual Report	87

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	$(435,109)	—	—	$(435,109)
Written options	8,323,789	—	—	8,323,789
Futures contracts	5,192,623	—	—	5,192,623
Swap contracts	4,473,846	—	$(5,730,185)	(1,256,339)
Forward foreign currency contracts	—	$(18,620,287)	—	(18,620,287)
Total	$17,555,149	$(18,620,287)	$(5,730,185)	$(6,795,323)

During the year ended December 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$4,143,382
Written options	36,040,447
Futures contracts (to buy)	471,251,776
Futures contracts (to sell)	1,678,250,462
Forward foreign currency contracts (to buy)	109,199,698
Forward foreign currency contracts (to sell)	433,358,186

Average Notional Balance
Interest rate swap contracts	$208,430,000
Credit default swap contracts (to buy protection)	310,882,584
Credit default swap contracts (to sell protection)	209,579,972
Total return swap contracts	80,808,207

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C, Class C1, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.70%, 0.25% and 0.50% of the average daily net assets of each class respectively. Service and distribution fees are accrued daily and paid monthly.

The Rule 12b-1 plan for Class FI shares provides for payment of distribution and service fees to LMIS at an annual rate of up to 0.40% of the Class’ average net assets, subject to the authority of the Board of Directors of the Corporation to set a lower amount. The Board of Directors has currently approved payments under the plan of 0.25% of the average daily net assets of Class FI shares.

For the year ended December 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees	Shareholder Reports*
Class A†	$91,714	$42,923	—
Class C†	9,969	622	—
Class C1‡	73,687	12,147	—
Class FI	6,346,899	1,690,792	$8,576

88	Western Asset Core Plus Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

	Service and/or Distribution Fees	Transfer Agent Fees	Shareholder Reports*
Class R†	$512	$303	—
Class I	—	1,464,351	$21,469
Class IS	—	13,989	9,840
Total	$6,522,781	$3,225,127	$39,885

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

‡	For the period October 4, 2012 (commencement of operations) to December 31, 2012.

*	For the period January 1, 2012 through May 31, 2012 (unless otherwise noted). Subsequent to May 31, 2012, these expenses were accrued as common fund expenses.

For the year ended December 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A†	$74
Class C†	2
Class C1‡	21
Class FI	467,400
Class R†	220
Class I	2,213
Class IS	2,816
Total	$472,746

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

‡	For the period October 4, 2012 (commencement of operations) to December 31, 2012.

6. Distributions to shareholders by class

	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Investment Income:
Class A†	$1,039,502	—
Class C†	20,969	—
Class C1‡	250,930	—
Class FI	74,355,645	$55,064,902
Class R†	2,700	—
Class I	151,279,623	167,029,417
Class IS	72,985,741	72,364,253
Total	$299,935,110	$294,458,572

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

‡	For the period October 4, 2012 (commencement of operations) to December 31, 2012.

Western Asset Core Plus Bond Fund 2012 Annual Report	89

7. Capital shares

At December 31, 2012, the Corporation had 37.5 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class A†
Shares sold	1,299,525	$15,174,951	—	—
Shares issued on reinvestment	83,837	979,161	—	—
Shares repurchased	(618,466)	(7,224,069)	—	—
Shares issued with merger	13,132,170	153,031,841	—	—
Net increase	13,897,066	$161,961,884	—	—

Class C†
Shares sold	498,969	$5,827,359	—	—
Shares issued on reinvestment	1,526	17,829	—	—
Shares repurchased	(84,209)	(983,983)	—	—
Shares issued with merger	110,133	1,284,085	—	—
Net increase	526,419	$6,145,290	—	—

Class C1‡
Shares sold	23,894	$278,366	—	—
Shares issued on reinvestment	19,608	228,871	—	—
Shares repurchased	(92,419)	(1,079,158)	—	—
Shares issued with merger	3,893,171	45,351,318	—	—
Net increase	3,844,254	$44,779,397	—	—

Class FI
Shares sold	86,652,827	$991,205,097	149,192,276	$1,626,409,665
Shares issued on reinvestment	6,459,710	74,278,600	5,002,765	54,965,619
Shares repurchased	(32,784,487)	(374,153,857)	(48,708,966)	(533,819,278)
Net increase	60,328,050	$691,329,840	105,486,075	$1,147,556,006

Class R†
Shares sold	6,446	$74,975	—	—
Shares issued on reinvestment	230	2,685	—	—
Shares repurchased	(1,656)	(19,328)	—	—
Shares issued with merger	33,636	391,578	—	—
Net increase	38,656	$449,910	—	—

90	Western Asset Core Plus Bond Fund 2012 Annual Report

Notes to financial statements (cont’d)

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class I
Shares sold	95,556,669	$1,095,465,938	112,834,984	$1,236,900,261
Shares issued on reinvestment	11,602,591	133,321,166	13,202,930	144,822,559
Shares repurchased	(120,952,343)	(1,385,042,353)	(184,105,671)	(2,014,440,276)
Shares issued with merger	846,616	9,869,950	—	—
Net decrease	(12,946,467)	$(146,385,299)	(58,067,757)	$(632,717,456)

Class IS
Shares sold	45,612,814	$521,482,500	62,429,383	$683,584,444
Shares issued on reinvestment	5,643,413	64,841,925	5,956,113	65,355,596
Shares repurchased	(33,619,677)	(381,623,831)	(45,669,791)	(502,316,338)
Net increase	17,636,550	$204,700,594	22,715,705	$246,623,702

†	For the period April 30, 2012 (commencement of operations) to December 31, 2012.

‡	For the period October 4, 2012 (commencement of operations) to December 31, 2012.

8. Transfer of net assets

On October 5, 2012, the Fund acquired the assets and certain liabilities of the Legg Mason Western Asset Core Plus Bond Fund (the “Acquired Fund”), pursuant to a plan of reorganization approved by the Acquired Fund shareholders. Total shares issued by the Fund and the total net assets of the Acquired Fund and the Fund on the date of the transfer were as follows:

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason Western Asset Core Plus Bond Fund	18,015,726	$209,928,772	$9,885,187,146

As part of the reorganization, for each share they held, shareholders of the Acquired Fund Class A, Class C, Class C1, Class R and Class I received 1.156215, 1.155531, 1.156976, 1.159143 and 1.151423 shares of Class A, Class C, Class C1, Class R and Class I shares, respectively.

The total net assets of the Acquired Fund before acquisition included unrealized appreciation of $9,035,775, accumulated net realized loss of $15,057,366 and undistributed net investment income of $374,991. Total net assets of the Fund immediately after the transfer were $10,095,115,918. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended December 31, 2012, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income	$290,423,374
Net realized loss	(23,191,651)
Change in net unrealized appreciation	511,370,009
Increase in net assets from operations	$778,601,732

Western Asset Core Plus Bond Fund 2012 Annual Report	91

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on October 5, 2012.

9. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class I	Class IS	Class FI	Class A	Class C	Class R	Class C1
Daily 1/31/2013	$0.026703	$0.027054	$0.024088	$0.023524	$0.017346	$0.020140	$0.019135

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$299,935,110	$294,458,572

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$37,815,560
Capital loss carryforward*	(388,345,519)
Other book/tax temporary differences(a)	(71,343,257)
Unrealized appreciation (depreciation)(b)	391,447,584
Total accumulated earnings (losses) — net	$(30,425,632)

*	During the taxable year ended December 31, 2012, the Fund utilized $ 6,237,507 of its capital loss carryforward available from prior years. As of December 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
12/31/2013	$(7,513,499)
12/31/2014	(808,003)
12/31/2017	(380,024,017)
$(388,345,519)

These amounts will be available to offset any future taxable capital gains. However, $8,321,502 of this amount is subject to an annual limitation as a result of the reorganization discussed in Note 8.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the deferral of post-october capital losses for tax purposes, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax basis adjustments.

92	Western Asset Core Plus Bond Fund 2012 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Core Plus Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Core Plus Bond Fund (one of the Funds comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2013

Western Asset Core Plus Bond Fund	93

Board approval of investment management and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreements between LMPFA and Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML the “Non-U.S. Advisers” and together with Western Asset, the “Advisers”) (collectively, the “Agreements”) with respect to the Fund at meetings held on September 10, October 18 and October 25, 2012. At a meeting held on November 13, 2012, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

The Directors noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, its business is highly integrated and senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Directors primarily focused on the information provided by Western Asset when considering the approval of the Investment Advisory Agreements between LMPFA and the Non-U.S. Advisers with respect to the Fund. The Directors also noted that the Fund does not pay any management fees directly to Western Asset or to any of the Non-U.S. Advisers because LMPFA pays the Advisers for services provided to the Fund out of the management fee LMPFA receives from the Fund.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset, including relevant investment advisory personnel, as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide

94	Western Asset Core Plus Bond Fund

Board approval of investment management and advisory agreements (unaudited) (cont’d)

such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or an Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objectives and policies, and that LMPFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2012. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for each period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to the Advisers the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that although the management fee paid by the Fund to LMPFA was higher than the average of the fees paid by funds in its peer group, total expenses for the Fund were slightly lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers for accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and the Advisers, including, among others, the profitability of the relationship to LMPFA and the Advisers; the direct and indirect benefits that LMPFA and each Adviser may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, the Advisers and certain

Western Asset Core Plus Bond Fund	95

service providers for the Fund. In that connection, the Directors concluded that LMPFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. They further concluded that the Fund’s assets were currently at a level at which the Advisers potentially may realize economies of scale from any future growth in the Fund, and noted that fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Fund’s shareholders. The Directors determined that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and the Advisers within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and the Advisers, but they would continue to closely monitor the performance of LMPFA and the Advisers; that the fees to be paid to the Advisers and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

96	Western Asset Core Plus Bond Fund

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Core Plus Bond Portfolio (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1995-present); Member of the International Olympic Committee (1986-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Occidental Petroleum Corporation and Public Storage

Western Asset Core Plus Bond Fund	97

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	None
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years	Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of Pinnacle Entertainment, Inc. (2012-present) (gaming and hospitality company); Director of Core Logic, Inc. (2012-present) (information, analytics and business services). Formerly: Director of MarketTools, Inc. (2010-2012) (market research software provider); Director of eHarmony, Inc. (2005-2011) (online dating company).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Orbitz Worldwide (global on-line travel company)
Interested Directors
R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund	Director and President
Term of office and length of time served[1]	Served as a Director since 2006 and as President since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 161 funds associated with LMPFA or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of portfolios in fund complex overseen[2]	161
Other directorships held	None

98	Western Asset Core Plus Bond Fund

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Directors cont’d
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	12
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.
Officers[5]
Richard F. Sennett 100 International Drive Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund	Principal Financial Officer
Term of office and length of time served[1]	Served since 2011
Principal occupations during the past five years

Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. of its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Erin K. Morris 100 International Drive Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupations during the past five years

Vice President Legg Mason & Co., LLC (since 2005); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Assistant Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2009)

Western Asset Core Plus Bond Fund	99

Officers[5] cont’d
Todd F. Kuehl 100 International Drive Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years

Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Robert I. Frenkel 100 First Stamford Place Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

In addition to overseeing the ten portfolios of the Corporation each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 149 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

[3]

Mr. Gerken is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

100	Western Asset Core Plus Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2012:

Record date:	Daily
Payable date:	Monthly January 2012 - December 2012
Interest from Federal obligations	8.08%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset

Core Plus Bond Fund

Directors

William E. B. Siart, Chairman

R. Jay Gerken President

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd.

Western Asset Management Company Pte. Ltd.

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Core Plus Bond Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Core Plus Bond Fund

Legg Mason Funds

620 Eighth Avenue

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Core Plus Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013139 2/13 SR13-1871

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2011 and December 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $468,601 in December 31, 2011 and $354,434 in December 31, 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2011 and $0 in December 31, 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $42,600 in December 31, 2011 and $57,000 in December 31, 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2011 and $13,130 in December 31, 2012, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2011 and December 31, 2012; Tax Fees were 100% and 100% for December 31, 2011 and December 31, 2012; and Other Fees were 100% and 100% for December 31, 2011 and December 31, 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $0 in December 31, 2012.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Western Asset Funds, Inc.

Date:	February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President
Western Asset Funds, Inc.

Date:	February 25, 2013

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Western Asset Funds, Inc.

Date:	February 25, 2013